UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06414

Name of Fund: MuniYield Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniYield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 - Report to Stockholders

Semi-Annual Reports
April 30, 2006

MuniYield Fund, Inc.

MuniYield Quality Fund, Inc.

MuniYield Quality Fund II, Inc.

MuniYield Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Funds' Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Funds' shareholders, BlackRock Advisors is expected to become the Funds' investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.

Quality Profiles as of April 30, 2006

--------------------------------------------------------------------------------
                                                                     Percent of
MuniYield Fund, Inc. by                                                 Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               38.9%
AA/Aa ...................................................               11.1
A/A .....................................................               10.9
BBB/Baa .................................................               11.3
BB/Ba ...................................................                3.7
B/B .....................................................                4.1
CCC/Caa .................................................                2.1
NR (Not Rated) ..........................................               16.9
Other* ..................................................                1.0
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

--------------------------------------------------------------------------------
                                                                     Percent of
MuniYield Quality Fund, Inc. by                                         Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               85.8%
AA/Aa ...................................................                6.3
A/A .....................................................                5.9
BBB/Baa .................................................                0.3
NR (Not Rated) ..........................................                0.9
Other* ..................................................                0.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
                                                                     Percent of
MuniYield Quality Fund II, Inc. by                                      Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               88.7%
AA/Aa ...................................................                6.0
A/A .....................................................                4.0
BBB/Baa .................................................                0.4
Other* ..................................................                0.9
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2               SEMI-ANNUAL REPORTS                 APRIL 30, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006             3

A Discussion With Your Funds' Portfolio Managers

      The Funds outperformed their respective Lipper category averages for the period while also offering shareholders an attractive level of tax-exempt income.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period ended April 30, 2006, with much of the increase occurring in March and April 2006. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently estimated at 4.8%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds target rate to 4.75% at period-end, and to 5% on May 10. In response, the Treasury curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 41 basis points (.41%) to 5.17% and 10-year U.S. Treasury note yields rose 50 basis points to 5.07%, the highest level since May 2002.

While the municipal yield curve also flattened during the period, the market's strong technical position provided significant price support. This allowed municipal bond prices to improve slightly or decline much less than those of their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell six basis points to 4.53%, while yields on AAA-rated issues maturing in 10 years rose 16 basis points to 4.08%.

For the most part, the tax-exempt market's recent outperformance has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of more than 13% compared to 2004. Over the past six months, $170 billion in long-term municipal bonds was issued, a decline of 8.6% versus the same period a year earlier. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. Year-to-date through April 2006, refunding issuance declined more than 55% relative to the first four months of 2005. This decline already has led some analysts to reduce their forecasts for 2006 new issuance from the $350 billion - $370 billion range to $300 billion - $325 billion. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, long-term municipal bond funds received net new monies of $5.0 billion in 2005 -- a sharp reversal from the $3.7 billion outflow in 2004. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


4               SEMI-ANNUAL REPORTS                 APRIL 30, 2006

MuniYield Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield Fund, Inc. had net annualized yields of 6.69% and 6.42%, based on a period-end per share net asset value of $14.57 and a per share market price of $15.18, respectively, and $.483 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.03%, based on a change in per share net asset value from $14.48 to $14.57, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, significantly exceeded the +2.60% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) As in prior periods, Fund performance continued to be driven by our overweight exposure to lower-rated, higher-yielding credits. As credit spreads tightened throughout the period, lower-rated instruments outperformed the broader market and provided both price appreciation and incremental yield for the Fund. Our exposure to airline-related debt, in particular, proved to be the most significant factor in the Fund's outperformance. The airline sector had been the sole laggard in the high yield space until investors finally took notice of the industry's improving prospects within the past three months to six months.

Also benefiting Fund performance was our active management of the portfolio's duration, or its sensitivity to interest rate risk. Entering the period, we had a neutral duration posture compared to our Lipper peers, with the intention of lengthening that position slightly going into the end of 2005 -- which we did. In light of market improvement, we subsequently shortened our duration modestly in a timely move ahead of the market backup that occurred in the latter half of the period. We also continued to position the portfolio to take advantage of the flattening trend in the municipal yield curve. The curve did flatten further over the past six months, and our strategy contributed to performance.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We had anticipated further flattening of the municipal yield curve during the period and, as such, portfolio activity remained focused on taking advantage of that trend. To that end, we typically made purchases in the 20-year - 30-year maturity range using proceeds from the sale of bonds with much shorter maturities, such as those in the five-year - 10-year area. We also looked to sell longer-dated bonds that were likely to be called by their issuers in that five-year - 10-year time frame.

In fact, the problem of longer, higher-coupon issues being called by issuers is one that has challenged most investors as long-term interest rates declined or failed to rise as anticipated. As a result, many portfolios have seen a tremendous influx of cash, which they have opted to invest in lower-rated, higher-yielding credits. During this period, we sought to take advantage of the fairly aggressive pricing that this demand has caused by selling some of our high yield issues, and thereby reducing our overweight position in this sector.

A number of factors have combined to sharply reduce the overall supply of municipal issues in the early months of 2006. The low interest rate environment of 2005 may have exhausted much of the potential new-issue supply, and with interest rates having risen somewhat over the past few months, some issuers may have been discouraged from coming to market. Despite this dearth of new supply, our superior research and analysis capabilities allowed the Fund to identify opportunities in lesser known issues that most other investors may have overlooked. This activity has helped us to maintain a competitive dividend distribution rate despite the ill effects of early calls, scant supply and declining yields.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006             5

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 3.06% for Series A, 2.96% for Series B, 3.15% for Series C, 3.21% for Series D, 2.96% for Series E, 3.03% for Series F and 2.99% for Series G. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and another 25 basis points on May 10), and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.50% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 10 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was neutrally positioned in terms of both interest rate risk and credit quality, having reduced our overweight position in lower-rated securities somewhat. Our yield curve outlook has changed in response to recent speculation that the Fed may be closer to the end of its monetary tightening program. Therefore, we believe the majority of the curve flattening is behind us, and we are in the early stages of reducing our exposure to the long end of the curve. We now see the most attractive value closer to the middle of the curve, around the 10-year -- 15-year range. While we believe there is still some risk of further Fed tightening, the markets tend to anticipate and react to those moves before the fact, so we prefer to be at the front end of that trend.

MuniYield Quality Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield Quality Fund, Inc. had net annualized yields of 5.50% and 5.91%, based on a period-end per share net asset value of $14.89 and a per share market price of $13.85, respectively, and $.406 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.04%, based on a change in per share net asset value from $15.02 to $14.89, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.94% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

Overall, the municipal market performed fairly well in this period of rising interest rates. The yield curve continued to flatten as the long end rallied slightly while the short end underperformed. Against this backdrop, Fund performance benefited from our strategy of moving further out on the curve as opportunities presented themselves. Also contributing to Fund results was our focus on maintaining an above-average yield and, consistent with that goal, remaining fully invested.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


6               SEMI-ANNUAL REPORTS                 APRIL 30, 2006

What changes were made to the portfolio during the period?

We entered the period with a neutral posture as the Fed appeared to be approaching a pause in its rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past six months, the move was not nearly as dramatic as we have seen in prior periods. Notably, the municipal curve retained a positive slope, particularly relative to the Treasury curve which actually inverted early in 2006, and this contributed to the market's and the Fund's positive performance.

The other important dynamic in the municipal market during the six-month period was the drop in new issuance, especially fixed rate, longer-term issuance. This decline in supply supported the performance of the municipal market, but also meant there were fewer options for restructuring the portfolio. Notwithstanding that fact, we were still able to take advantage of inter-period volatility, using backups in market yields to selectively book tax losses (that is, taking losses to offset any gains) and swap into other bonds in instances where we thought it would be beneficial to the Fund. In addition, we sold some of the portfolio's premium-coupon, short-call bonds into a strong market inquiry. Given that there was an interested buyer in the market, we were able to sell the bonds at very favorable prices. Generally speaking, we redeployed the proceeds from the sale into bonds with maturities in the 25-year range and with coupons of approximately 5%.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 3.09% for Series A, 3.00% for Series B, 3.23% for Series C, 3.02% for Series D and 3.01% for Series E. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and another 25 basis points on May 10), and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.57% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 10 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture, in keeping with our internal Investment Committee's recommendation. After 16 consecutive interest rate hikes, the Fed may be near a pause in its monetary tightening program. However, global economies and certain pockets of the U.S. economy continue to show solid growth, leading us to believe that it still may be early to become too aggressive. We believe a neutral posture is prudent in the current environment and should provide for competitive performance.

On a tactical basis, we recently started to look at opportunities back down the yield curve in the 15-year - 20-year area, as opposed to the previously favored 25-year - 30-year range. We have found that we can move five years - 10 years down the yield curve without sacrificing a significant amount of yield. Given the degree of yield-curve flattening that has occurred over the course of the Fed's rate-hiking campaign, we believe this maturity range could be ready to outperform. As always, we will continue to monitor the economy, the Fed and the municipal market, and stand ready to adjust our approach as needed.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006             7

A Discussion With Your Funds' Portfolio Managers (concluded)

MuniYield Quality Fund II, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield Quality Fund II, Inc. had net annualized yields of 5.51% and 5.85%, based on a period-end per share net asset value of $13.25 and a per share market price of $12.47, respectively, and $.362 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.11%, based on a change in per share net asset value from $13.36 to $13.25, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.94% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

Overall, the municipal market performed fairly well in this period of rising interest rates. The yield curve continued to flatten as the long end rallied slightly while the short end underperformed. Against this backdrop, Fund performance benefited from our strategy of moving further out on the curve as opportunities presented themselves. Also contributing to Fund results was our focus on maintaining an above-average yield and, consistent with that goal, remaining fully invested.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We entered the period with a neutral posture as the Fed appeared to be approaching a pause in its rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past six months, the move was not nearly as dramatic as we have seen in prior periods. Notably, the municipal curve retained a positive slope, particularly relative to the Treasury curve which actually inverted early in 2006, and this contributed to the market's and the Fund's positive performance.

The other important dynamic in the municipal market during the six-month period was the drop in new issuance, especially fixed rate, longer-term issuance. This decline in supply supported the performance of the municipal market, but also meant there were fewer options for restructuring the portfolio. Notwithstanding that fact, we were still able to take advantage of inter-period volatility, using backups in market yields to selectively book tax losses (that is, taking losses to offset any gains) and swap into other bonds in instances where we thought it would be beneficial to the Fund. In addition, we sold some of the portfolio's premium-coupon, short-call bonds into a strong market inquiry. Given that there was an interested buyer in the market, we were able to sell the bonds at very favorable prices. Generally speaking, we redeployed the proceeds from the sale into bonds with maturities in the 25-year range and with coupons of approximately 5%.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 3.12% for Series A, 3.33% for Series B, 2.99% for Series C and 2.99% for Series D. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and another 25 basis points on May 10), and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to


8               SEMI-ANNUAL REPORTS                 APRIL 30, 2006
generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.07% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 10 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture, in keeping with our internal Investment Committee's recommendation. After 16 consecutive interest rate hikes, the Fed may be near a pause in its monetary tightening program. However, global economies and certain pockets of the U.S. economy continue to show solid growth, leading us to believe that it still may be early to become too aggressive. We believe a neutral posture is prudent in the current environment and should provide for competitive performance.

On a tactical basis, we recently started to look at opportunities back down the yield curve in the 15-year - 20-year area, as opposed to the previously favored 25-year - 30-year range. We have found that we can move five years - 10 years down the yield curve without sacrificing a significant amount of yield. Given the degree of yield-curve flattening that has occurred over the course of the Fed's rate-hiking campaign, we believe this maturity range could be ready to outperform. As always, we will continue to monitor the economy, the Fed and the municipal market, and stand ready to adjust our approach as needed.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniYield Fund, Inc.

Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

May 17, 2006


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006             9

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2006, the percentages of MuniYield Fund, Inc.'s, MuniYield Quality Fund, Inc.'s and MuniYield Quality Fund II, Inc.'s total net assets invested in inverse floaters were 6.43%, 12.71% and 12.59%, respectively, before the deduction of Preferred Stock.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


10              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Schedule of Investments      MuniYield Fund, Inc.                 (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Alabama--1.6%
          $ 2,500     Huntsville, Alabama, Health Care Authority Revenue
                        Bonds, Series B, 5.75% due 6/01/2032                            $   2,621
            5,250     Jefferson County, Alabama, Limited Obligation School
                        Warrants, Series A, 5.50% due 1/01/2022                             5,605
            2,200     Tuscaloosa, Alabama, Special Care Facilities Financing
                        Authority, Residential Care Facility Revenue Bonds
                        (Capstone Village, Inc. Project) Series A, 5.625%
                        due 8/01/2025                                                       2,202
=================================================================================================
Arizona--9.5%
                      Arizona State Transportation Board, Highway Revenue
                        Bonds, Sub-Series A:
            5,825          5% due 7/01/2021                                                 6,075
            7,030          5% due 7/01/2022                                                 7,321
            5,240          5% due 7/01/2023                                                 5,446
            3,400     Maricopa County, Arizona, IDA, Education Revenue
                        Bonds (Arizona Charter Schools Project 1), Series A,
                        6.75% due 7/01/2029                                                 3,384
                      Maricopa County, Arizona, IDA, M/F Housing Revenue
                        Refunding Bonds (CRS Pine Ridge Housing
                        Corporation), Series A-1 (e)(i):
            5,000          6% due 10/20/2031                                                5,258
            5,000          6.05% due 10/20/2036                                             5,212
                      Phoenix, Arizona, IDA, Airport Facility, Revenue
                        Refunding Bonds (America West Airlines Inc.
                        Project), AMT:
            5,800          6.25% due 6/01/2019                                              5,449
            6,900          6.30% due 4/01/2023                                              6,137
                      Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
                        (Summit Apartments LLC Project) (i):
            1,610          6.25% due 7/20/2022                                              1,720
            1,425          6.45% due 7/20/2032                                              1,523
            1,305          6.55% due 7/20/2037                                              1,398
            1,400     Pima County, Arizona, IDA, Education Revenue Bonds
                        (Arizona Charter Schools Project II), Series A,
                        6.75% due 7/01/2031                                                 1,459
                      Vistancia Community Facilities District, Arizona, GO:
            3,000          5.50% due 7/15/2020                                              2,997
            2,125          5.75% due 7/15/2024                                              2,143
            5,900     Yavapai County, Arizona, IDA, Hospital Facility Revenue
                        Bonds (Yavapai Regional Medical Center), Series A,
                        6% due 8/01/2033                                                    6,237
=================================================================================================
Arkansas--0.9%
                      University of Arkansas, University Construction Revenue
                        Bonds (UAMS Campus), Series B (k):
            2,000          5% due 11/01/2020                                                2,082
            1,600          5% due 11/01/2027                                                1,653
            1,000     University of Arkansas, University Revenue
                        Refunding Bonds (UAMS Campus), Series A,
                        5% due 11/01/2014 (k)                                               1,062
            1,000     Washington County, Arkansas, Hospital Construction
                        Revenue Refunding Bonds (Regional Medical Center),
                        Series A, 5% due 2/01/2035                                            978
=================================================================================================
California--14.5%
            8,760     California State, GO, 5% due 2/01/2033                                8,877
                      California State Public Works Board, Lease
                        Revenue Bonds:
            2,000          (Department of Corrections), Series C, 5%
                             due 6/01/2025                                                  2,046
            4,500          (Department of Mental Health--Coalinga State
                             Hospital), Series A, 5.125% due 6/01/2029                      4,612
                      California State, Various Purpose, GO:
            6,800          5.25% due 11/01/2025                                             7,144
           10,000          5% due 4/01/2031 (a)                                            10,276
            5,550          5.50% due 11/01/2033                                             5,971
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds:
            5,500          Series A-3, 7.875% due 6/01/2042                                 6,546
            7,500          Series A-4, 7.80% due 6/01/2042                                  8,893
                      Los Angeles, California, Unified School District, GO,
                        Series A (h):
            7,570          5% due 7/01/2022                                                 7,868
           18,400          5% due 7/01/2023                                                19,049
            5,145     Santa Clara, California, Subordinated Electric Revenue
                        Bonds, Series A, 5% due 7/01/2022 (k)                               5,336
            7,465     University of California Revenue Bonds (Multiple
                        Purpose Projects), Series Q, 5% due 9/01/2021 (h)                   7,746
=================================================================================================
Colorado--5.3%
            3,245     Colorado Educational and Cultural Facilities Authority,
                        Revenue Refunding Bonds (University of Denver
                        Project), Series B, 5.25% due 3/01/2035 (d)                         3,442
              355     Colorado HFA, Revenue Refunding Bonds (S/F Program),
                        AMT, Series D-2, 6.90% due 4/01/2029                                  362
            8,000     Denver, Colorado, City and County Airport Revenue
                        Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)(p)                   9,158
            5,050     Denver, Colorado, Urban Renewal Authority, Tax
                        Increment Revenue Bonds (Pavilions), AMT, 7.75%
                        due 9/01/2016                                                       5,200
                      Elk Valley, Colorado, Public Improvement Revenue
                        Bonds (Public Improvement Fee), Series A:
            1,735          7.10% due 9/01/2014                                              1,854
            5,065          7.35% due 9/01/2031                                              5,360

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
ROLS     Reset Option Long Securities
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            11

Schedule of Investments (continued)      MuniYield Fund, Inc.     (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Colorado (concluded)
                      Plaza Metropolitan District Number 1, Colorado, Tax
                        Allocation Revenue Bonds (Public Improvement Fees):
          $ 6,850          8% due 12/01/2025                                            $   7,520
            1,885          8.125% due 12/01/2025                                            1,879
=================================================================================================
Connecticut--0.7%
            5,000     Bridgeport, Connecticut, Senior Living Facilities
                        Revenue Bonds (3030 Park Retirement Community
                        Project), 7.25% due 4/01/2035                                       4,212
              450     Connecticut State Development Authority, IDR (AFCO
                        Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010                      469
=================================================================================================
Delaware--0.3%
            2,000     New Castle County, Delaware, PCR (General
                        Motors Corporation Project), VRDN, 7.875%
                        due 10/01/2008 (n)                                                  2,000
=================================================================================================
Florida--5.7%
                      Hillsborough County, Florida, IDA, Exempt Facilities
                        Revenue Bonds (National Gypsum Company), AMT:
           11,500          Series A, 7.125% due 4/01/2030                                  12,690
            5,000          Series B, 7.125% due 4/01/2030                                   5,517
            4,705     Lee County, Florida, Revenue Bonds, 5% due
                        10/01/2022 (a)                                                      4,892
            5,450     Midtown Miami, Florida, Community Development
                        District, Special Assessment Revenue Bonds, Series B,
                        6.50% due 5/01/2037                                                 6,030
            1,100     Orange County, Florida, Health Facilities Authority,
                        Health Care Revenue Refunding Bonds (Orlando
                        Lutheran Towers), 5.375% due 7/01/2020                              1,077
            2,500     Orlando, Florida, Greater Orlando Aviation Authority,
                        Airport Facilities Revenue Bonds (JetBlue Airways
                        Corp.), AMT, 6.50% due 11/15/2036                                   2,506
            4,620     Santa Rosa Bay Bridge Authority, Florida, Revenue
                        Bonds, 6.25% due 7/01/2028                                          4,680
=================================================================================================
Georgia--1.7%
            4,600     Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                        Project), 7.90% due 12/01/2024                                      5,101
                      Brunswick & Glynn County, Georgia, Development
                        Authority, First Mortgage Revenue Bonds (Coastal
                        Community Retirement Corporation Project), Series A:
            2,285          7.125% due 1/01/2025                                             2,312
            3,595          7.25% due 1/01/2035                                              3,633
=================================================================================================
Idaho--1.7%
              290     Idaho Housing Agency, S/F Mortgage Revenue
                        Refunding Bonds, AMT, Senior Series C-2, 7.15%
                        due 7/01/2023                                                         291
           10,000     Power County, Idaho, Industrial Development
                        Corporation, Solid Waste Disposal Revenue
                        Bonds (FMC Corporation Project), AMT, 6.45%
                        due 8/01/2032                                                      10,675
=================================================================================================
Illinois--4.9%
              725     Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                        Project), 8% due 10/01/2016                                           745
            1,000     Bolingbrook, Illinois, Special Services Area Number 1,
                        Special Tax Bonds (Forest City Project), 5.90%
                        due 3/01/2027 (r)                                                     927
           13,200     Chicago, Illinois, O'Hare International Airport
                        Revenue Bonds, Third Lien, AMT, Series B-2, 6%
                        due 1/01/2029 (q)                                                  14,544
            3,915     Chicago, Illinois, O'Hare International Airport, Special
                        Facility Revenue Refunding Bonds (American Airlines
                        Inc. Project), 8.20% due 12/01/2024                                 3,931
               20     Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                        Series B, 7.625% due 9/01/2027 (f)(g)(i)                               20
            3,285     Illinois Development Finance Authority Revenue Bonds
                        (Presbyterian Home Lake Project), Series B, 6.30%
                        due 9/01/2022 (h)                                                   3,376
                      Illinois State Finance Authority Revenue Bonds,
                        Series A:
            1,750          (Friendship Village of Schaumburg), 5.625%
                             due 2/15/2037                                                  1,766
            2,155          (Landing At Plymouth Place Project), 6%
                             due 5/15/2037                                                  2,212
            4,000     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Bonds (McCormick
                        Place Expansion), Series A, 5.50% due 6/15/2023 (k)                 4,286
=================================================================================================
Indiana--1.0%
            2,850     Indiana Municipal Power Agency, Power Supply System
                        Revenue Bonds, Series A, 5% due 1/01/2029 (d)                       2,926
            3,750     Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A, 5% due 6/01/2028 (h)                       3,844
=================================================================================================
Kansas--0.2%
            1,250     Lenexa, Kansas, Health Care Facility Revenue Bonds
                        (Lakeview Village Inc.), Series C, 6.875%
                        due 5/15/2032                                                       1,333
=================================================================================================
Kentucky--0.5%
            3,000     Kentucky Economic Development Finance Authority,
                        Health System Revenue Refunding Bonds (Norton
                        Healthcare Inc.), Series A, 6.625% due 10/01/2028                   3,231
=================================================================================================
Louisiana--5.8%
            6,750     Louisiana Public Facilities Authority, Hospital Revenue
                        Bonds (Franciscan Missionaries of Our Lady Health
                        System, Inc.), Series A, 5.25% due 8/15/2036                        6,859
            1,000     Louisiana Public Facilities Authority, Revenue
                        Refunding Bonds (Pennington Medical Foundation
                        Project), 5% due 7/01/2031                                          1,001
           10,000     Louisiana State Citizens Property Insurance
                        Corporation, Assessment Revenue Bonds, Series B,
                        5% due 6/01/2020 (a)                                               10,426
           19,000     Port New Orleans, Louisiana, IDR, Refunding
                        (Continental Grain Company Project), 6.50%
                        due 1/01/2017                                                      19,377
=================================================================================================
Maryland--3.6%
                      Baltimore, Maryland, Convention Center Hotel
                        Revenue Bonds:
            5,615          Senior Series A, 5.25% due 9/01/2039 (q)                         5,927
            1,920          Sub-Series B, 5.875% due 9/01/2039                               1,999
            3,000     Maryland State Energy Financing Administration,
                        Limited Obligation Revenue Bonds (Cogeneration --
                        AES Warrior Run), AMT, 7.40% due 9/01/2019                          3,031
                      Maryland State Health and Higher Educational Facilities
                        Authority, Revenue Refunding Bonds:
            6,375          (Peninsula Regional Medical Center), 5%
                             due 7/01/2036                                                  6,435
            4,000          (University of Maryland Medical System), 6%
                             due 7/01/2032                                                  4,289


12              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Schedule of Investments (continued)      MuniYield Fund, Inc.     (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Maryland (concluded)
          $   500     Maryland State Industrial Development Financing
                        Authority, Economic Development Revenue Bonds
                        (Our Lady of Good Counsel School), Series A, 6%
                        due 5/01/2035                                                   $     530
            1,500     Prince Georges County, Maryland, Special Obligation
                        Bonds (National Harbor Project), 5.20%
                        due 7/01/2034                                                       1,504
=================================================================================================
Massachusetts--9.4%
            6,640     Massachusetts Bay Transportation Authority, Sales Tax
                        Revenue Refunding Bonds, Senior Series A, 5% due
                        7/01/2012 (l)                                                       7,045
            1,410     Massachusetts State College Building Authority, Project
                        Revenue Bonds, Series A, 5% due 5/01/2031 (a)                       1,458
           10,000     Massachusetts State, Consolidated Loan, GO, Series C,
                        5% due 9/01/2022                                                   10,424
            3,500     Massachusetts State Development Finance Agency,
                        Human Service Provider Revenue Bonds (Seven Hills
                        Foundation & Affiliates), 5% due 9/01/2035 (m)                      3,536
            1,700     Massachusetts State Development Finance Agency
                        Revenue Bonds (WGBH Educational Foundation),
                        Series A, 5.375% due 1/01/2012 (a)(l)                               1,846
            2,750     Massachusetts State Development Finance Agency,
                        Revenue Refunding Bonds (Western New England
                        College), Series A, 5% due 9/01/2033 (b)                            2,810
            3,125     Massachusetts State Health and Educational
                        Facilities Authority, Revenue Bonds (University of
                        Massachusetts Memorial Healthcare), Series D,
                        5% due 7/01/2033                                                    3,088
           19,330     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A,
                        5% due 8/15/2030 (h)                                               20,027
           10,000     Massachusetts State Special Obligation Dedicated Tax
                        Revenue Bonds, 5.25% due 1/01/2014 (d)(l)                          10,723
=================================================================================================
Michigan--1.3%
            6,060     Macomb County, Michigan, Hospital Finance Authority,
                        Hospital Revenue Bonds (Mount Clemens General
                        Hospital), Series B, 5.875% due 11/15/2034                          6,380
            2,500     Michigan State Strategic Fund, PCR, Refunding
                        (General Motors Corp.), 6.20% due 9/01/2020                         2,158
=================================================================================================
Minnesota--1.2%
                      Eden Prairie, Minnesota, M/F Housing Revenue Bonds
                        (Rolling Hills Project), Series A (i):
              420          6% due 8/20/2021                                                   455
            2,000          6.20% due 2/20/2043                                              2,147
              960     Minneapolis, Minnesota, M/F Housing Revenue Bonds
                        (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030                   992
                      Minnesota State Municipal Power Agency, Electric
                        Revenue Bonds:
            1,000          5% due 10/01/2030                                                1,019
            3,340          5% due 10/01/2035                                                3,398
=================================================================================================
Missouri--0.5%
            2,690     Fenton, Missouri, Tax Increment Revenue Refunding
                        and Improvement Bonds (Gravois Bluffs), 7%
                        due 10/01/2011 (l)                                                  3,071
              110     Missouri State Housing Development Commission,
                        S/F Mortgage Revenue Bonds, Homeownership, AMT,
                        Series B, 7.55% due 9/01/2027 (g)(i)                                  111
=================================================================================================
Nebraska--0.3%
                      Lincoln, Nebraska, Sanitation and Sewer
                        Revenue Bonds:
              865          4.25% due 6/15/2024                                                823
              905          4.25% due 6/15/2025                                                858
=================================================================================================
New Hampshire--0.5%
            3,425     New Hampshire Health and Education Facilities
                        Authority, Revenue Refunding Bonds (Elliot Hospital),
                        Series B, 5.60% due 10/01/2022                                      3,605
=================================================================================================
New Jersey--19.0%
           11,435     New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                        due 6/15/2024                                                      11,843
                      New Jersey EDA, First Mortgage Revenue Bonds,
                        Series A:
              710          (Lions Gate Project), 5.75% due 1/01/2025                          722
              230          (Lions Gate Project), 5.875% due 1/01/2037                         234
            3,000          (The Presbyterian Home), 6.375% due 11/01/2031                   3,116
           20,000     New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A, 5% due 7/01/2029 (k)                              20,621
            4,400     New Jersey EDA, Retirement Community Revenue
                        Bonds (Cedar Crest Village Inc. Facility), Series A,
                        7.25% due 11/15/2031                                                4,746
                      New Jersey EDA, School Facilities Construction
                        Revenue Bonds, Series O:
            8,825          5.25% due 3/01/2023                                              9,349
            1,585          5.25% due 3/01/2026                                              1,673
                      New Jersey EDA, Special Facility Revenue Bonds
                        (Continental Airlines Inc. Project), AMT:
            3,905          6.25% due 9/15/2019                                              3,842
           14,000          6.25% due 9/15/2029                                             13,646
            3,680     New Jersey Health Care Facilities Financing Authority
                        Revenue Bonds (Pascack Valley Hospital Association),
                        6.625% due 7/01/2036                                                3,785
            1,400     New Jersey Health Care Facilities Financing Authority,
                        Revenue Refunding Bonds (Pascack Valley Hospital
                        Association), 5.125% due 7/01/2028                                  1,240
                      New Jersey State Transportation Trust Fund Authority,
                        Transportation System Revenue Bonds, Series D:
            9,715          5% due 6/15/2019 (h)                                            10,141
            9,410          5% due 6/15/2020                                                 9,723
            7,000          5% due 6/15/2020 (h)                                             7,286
           20,575     Port Authority of New York and New Jersey, Special
                        Obligation Revenue Bonds, DRIVERS, AMT,
                        Series 192, 7.343% due 12/01/2025 (k)(o)                           21,725
=================================================================================================
New York--20.2%
            2,200     Dutchess County, New York, IDA, Civic Facility Revenue
                        Refunding Bonds (Saint Francis Hospital), Series A,
                        7.50% due 3/01/2029                                                 2,389
           11,390     Metropolitan Transportation Authority, New York,
                        Commuter Facilities Revenue Bonds, Series A,
                        6.10% due 7/01/2006 (d)(l)                                         11,664
           11,000     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Refunding Bonds, Series F,
                        5% due 11/15/2035                                                  11,226
            1,250     New York City, New York, City IDA, Special Facility
                        Revenue Bonds (British Airways Plc Project), AMT,
                        7.625% due 12/01/2032                                               1,356
           14,000     New York City, New York, City Municipal Water Finance
                        Authority, Water and Sewer System, Revenue
                        Refunding Bonds, 5.50% due 6/15/2010 (l)                           15,072


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            13

Schedule of Investments (continued)      MuniYield Fund, Inc.     (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
New York (concluded)
                      New York City, New York, GO:
          $10,000          Series M, 5% due 4/01/2021                                   $  10,334
            2,500          Series O, 5% due 6/01/2033                                       2,551
           10,000     New York City, New York, GO, Refunding, Trust Receipts,
                        Series R, 8.629% due 5/15/2014 (d)(o)                              12,055
            6,500     New York Liberty Development Corporation, Revenue
                        Bonds (Goldman Sachs Headquarters), 5.25%
                        due 10/01/2035                                                      7,012
                      New York State Dormitory Authority, Revenue
                        Refunding Bonds (Mount Sinai Health), Series A:
            5,000          6.75% due 7/01/2020                                              5,398
              315          6.50% due 7/01/2025                                                336
            5,000     New York State Dormitory Authority, State Personal
                        Income Tax Revenue Bonds (Education), Series F,
                        5% due 3/15/2035                                                    5,144
            8,360     New York State Dormitory Authority, Supported Debt
                        Revenue Refunding Bonds (Department of Health),
                        Series A, 5% due 7/01/2023 (c)                                      8,652
            8,725     Port Authority of New York and New Jersey, Revenue
                        Refunding Bonds, AMT, 120th Series, 6% due
                        10/15/2032 (k)                                                      9,070
            2,500     Suffolk County, New York, IDA, IDR, Refunding
                        (Nissequogue Cogeneration Partners Facility), AMT,
                        5.50% due 1/01/2023                                                 2,304
            9,400     Tobacco Settlement Financing Corporation of New York
                        Revenue Bonds, Series C-1, 5.50% due 6/01/2021                     10,053
           10,000     Triborough Bridge and Tunnel Authority, New York,
                        Subordinate Revenue Bonds, 5.25% due 11/15/2030                    10,456
                      Westchester County, New York, IDA, Continuing Care
                        Retirement Mortgage Revenue Bonds (Kendal on
                        Hudson Project), Series A:
            3,450          6.375% due 1/01/2024                                             3,657
            2,895          6.50% due 1/01/2034                                              3,075
=================================================================================================
North Carolina--1.1%
            4,750     North Carolina Eastern Municipal Power Agency,
                        Power System Revenue Bonds, Series D, 6.75%
                        due 1/01/2026                                                       5,165
              215     North Carolina HFA, Home Ownership Revenue Bonds,
                        AMT, Series 8-A, 6.20% due 7/01/2016                                  221
              815     North Carolina, HFA, S/F Revenue Bonds, Series II,
                        6.20% due 3/01/2016 (e)                                               834
            1,000     North Carolina Medical Care Commission, Health Care
                        Facilities, First Mortgage Revenue Bonds (Arbor Acres
                        Community Project), 6.375% due 3/01/2032                            1,048
=================================================================================================
Ohio--3.6%
                      Cuyahoga County, Ohio, Mortgage Revenue Bonds
                        (West Tech Apartments Project), AMT (i):
            1,410          5.75% due 9/20/2020                                              1,463
            2,250          5.85% due 9/20/2030                                              2,334
            5,065     Hamilton County, Ohio, Sewer System Improvement
                        Revenue Bonds (The Metropolitan Sewer District of
                        Greater Cincinnati), Series B, 5% due 12/01/2028 (k)                5,248
            2,175     Lucas County, Ohio, Health Care Facility Revenue
                        Refunding and Improvement Bonds (Sunset
                        Retirement Communities), Series A, 6.625%
                        due 8/15/2030                                                       2,307
            5,000     Mason, Ohio, City School District, GO (School
                        Improvement), 5% due 12/01/2031 (h)                                 5,147
            2,495     Mason, Ohio, Sewer System Revenue Refunding and
                        Improvement Bonds, 5% due 12/01/2028 (k)                            2,575
              970     Port of Greater Cincinnati Development Authority,
                        Ohio, Special Assessment Revenue Bonds
                        (Cooperative Public Parking Infrastructure Project),
                        6.30% due 2/15/2024                                                 1,043
                      Toledo-Lucas County, Ohio, Port Authority Revenue
                        Bonds (Saint Mary Woods Project), Series A:
              750          6% due 5/15/2024                                                   761
            2,250          6% due 5/15/2034                                                 2,263
=================================================================================================
Oklahoma--0.6%
            4,080     Norman, Oklahoma, Regional Hospital Authority,
                        Hospital Revenue Bonds, 5.375% due 9/01/2036                        4,081
=================================================================================================
Oregon--1.5%
            4,405     Oregon State Department of Administrative Services,
                        COP, Series A, 6% due 5/01/2010 (a)(l)                              4,806
            2,870     Oregon State, GO, Refunding (Veterans Welfare),
                        Series 80A, 5.70% due 10/01/2032                                    2,887
            1,830     Portland, Oregon, Housing Authority, Housing Revenue
                        Bonds (Pine Square and University Place), Series A,
                        5.875% due 1/01/2022                                                1,814
=================================================================================================
Pennsylvania--6.2%
            2,570     Allegheny County, Pennsylvania, IDA, Environmental
                        Improvement Revenue Refunding Bonds, 5.50%
                        due 11/01/2016                                                      2,659
            5,270     Pennsylvania Economic Development Financing
                        Authority, Exempt Facilities Revenue Bonds
                        (National Gypsum Company), AMT, Series A,
                        6.25% due 11/01/2027                                                5,594
           16,270     Pennsylvania State Higher Educational Facilities
                        Authority, Health Services Revenue Refunding Bonds
                        (Allegheny Delaware Valley Obligation), Series C,
                        5.875% due 11/15/2016 (k)                                          16,770
                      Philadelphia, Pennsylvania, Authority for IDR,
                        Commercial Development:
            1,265          7.75% due 12/01/2017                                             1,280
            3,650          (Days Inn), Refunding, Series B, 6.50%
                              due 2/01/2007 (l)                                             3,781
            4,000          (Doubletree), Refunding, Series A, 6.50%
                              due 2/01/2007 (l)                                             4,144
            5,000     Sayre, Pennsylvania, Health Care Facilities Authority,
                        Revenue Bonds (Guthrie Healthcare System),
                        Series B, 7.125% due 12/01/2031                                     5,856
=================================================================================================


14              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Schedule of Investments (continued)      MuniYield Fund, Inc.     (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Rhode Island--1.1%
          $ 4,240     Central Falls, Rhode Island, Detention Facility
                        Corporation, Detention Facility, Revenue Refunding
                        Bonds, 7.25% due 7/15/2035                                      $   4,630
                      Woonsocket, Rhode Island, GO (d):
            1,225          6% due 10/01/2017                                                1,340
            1,195          6% due 10/01/2018                                                1,305
=================================================================================================
South Carolina--1.5%
                      Charleston Educational Excellence Financing
                        Corporation, South Carolina, Revenue Bonds,
                        ROLS (b)(o):
            3,898          Series II-R-481X-1, 6.586% due 12/01/2028                        4,317
            3,460          Series II-R-481X-2, 6.586% due 12/01/2029                        3,827
            1,255          Series II-R-481X-3, 6.586% due 12/01/2030                        1,386
=================================================================================================
Tennessee--2.3%
            4,610     Hardeman County, Tennessee, Correctional Facilities
                        Corporation Revenue Bonds, 7.75% due 8/01/2017                      4,758
           10,000     McMinn County, Tennessee, IDB, Solid Waste Revenue
                        Bonds (Recycling Facility--Calhoun Newsprint),
                        AMT, 7.40% due 12/01/2022                                          10,028
=================================================================================================
Texas--12.7%
            5,000     Alliance Airport Authority, Inc., Texas, Special Facilities
                        Revenue Bonds (American Airlines Inc. Project),
                        AMT, 7.50% due 12/01/2029                                           4,834
                      Austin, Texas, Convention Center Revenue Bonds
                        (Convention Enterprises Inc.), First Tier, Series A:
            5,000          6.70% due 1/01/2028                                              5,316
            5,000          6.70% due 1/01/2032                                              5,275
                      Bexar County, Texas, Housing Finance Corporation,
                        M/F Housing Revenue Bonds (Water at Northern
                        Hills Apartments), Series A (k):
            1,300          5.80% due 8/01/2021                                              1,320
            2,460          6% due 8/01/2031                                                 2,497
            1,000          6.05% due 8/01/2036                                              1,015
            6,650     Brazos River Authority, Texas, PCR, Refunding
                        (Utilities Electric Company), AMT, Series B,
                        5.05% due 6/01/2030                                                 6,656
            3,755     Brazos River Authority, Texas, Revenue Refunding
                        Bonds (Reliant Energy Inc. Project), Series B,
                        7.75% due 12/01/2018                                                4,070
                      Gregg County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Good
                        Shepherd Medical Center Project) (m):
            3,000          6.875% due 10/01/2020                                            3,333
            2,000          6.375% due 10/01/2025                                            2,182
            5,000     Guadalupe-Blanco River Authority, Texas, Sewage and
                        Solid Waste Disposal Facility Revenue Bonds (E. I. du
                        Pont de Nemours and Company Project), AMT,
                        6.40% due 4/01/2026                                                 5,108
            3,900     Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
                        Bonds (Citgo Petroleum Corporation Project), AMT,
                        7.50% due 5/01/2025                                                 4,382
            1,600     Houston, Texas, Industrial Development Corporation
                        Revenue Bonds (Air Cargo), AMT, 6.375%
                        due 1/01/2023                                                       1,707
                      Lower Colorado River Authority, Texas, PCR (Samsung
                        Austin Semiconductor), AMT:
            4,830          6.375% due 4/01/2027                                             5,036
            3,330          6.95% due 4/01/2030                                              3,686
            7,030     Matagorda County, Texas, Navigation District Number 1,
                        Revenue Refunding Bonds (Reliant Energy Inc.),
                        Series C, 8% due 5/01/2029                                          7,557
            3,900     Port Corpus Christi, Texas, Individual Development
                        Corporation, Environmental Facilities Revenue Bonds
                        (Citgo Petroleum Corporation Project), AMT,
                        8.25% due 11/01/2031                                                4,083
            6,500     Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A, 5.50%
                        due 8/15/2039 (a)                                                   6,971
            7,020     Tyler, Texas, Waterworks and Sewer Revenue Bonds,
                        5.70% due 9/01/2010 (d)(l)                                          7,558
=================================================================================================
Utah--0.3%
            1,545     Utah State Board of Regents, Revenue Refunding
                        Bonds (University of Utah Research Facilities),
                        Series A, 5.50% due 4/01/2010 (k)(l)                                1,656
=================================================================================================
Virginia--2.7%
                      James City County, Virginia, EDA, Residential Care
                        Facility, First Mortgage Revenue Refunding Bonds
                        (Williamsburg Landing, Inc.), Series A:
            1,500          5.35% due 9/01/2026                                              1,516
            2,000          5.50% due 9/01/2034                                              2,026
                      Pocahontas Parkway Association, Virginia, Toll Road
                        Revenue Bonds:
            6,750          Senior Series A, 5.50% due 8/15/2028                             6,876
           24,800          Senior Series B, 6.67% due 8/15/2029 (r)                         6,510
            1,000     Winchester, Virginia, IDA, Residential Care Facilities,
                        Revenue Bonds (Westminster-Canterbury), Series A,
                        5.20% due 1/01/2027                                                 1,001
=================================================================================================
Washington--0.3%
                      Vancouver, Washington, Housing Authority,
                        Housing Revenue Bonds (Teal Pointe Apartments
                        Project), AMT:
              945          6% due 9/01/2022                                                   948
            1,250          6.20% due 9/01/2032                                              1,254
=================================================================================================


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            15

Schedule of Investments (concluded)      MuniYield Fund, Inc.     (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Wisconsin--0.7%
          $   695     Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                        AMT, 6.50% due 1/01/2025                                        $     746
                      Wisconsin Health and Educational Facilities
                        Authority, Revenue Refunding Bonds (Eastcastle
                        Place Inc. Project):
            1,000          6% due 12/01/2024                                                1,022
            1,800          6.125% due 12/01/2034                                            1,829
              700     Wisconsin State, GO, AMT, Series B, 6.20%
                        due 11/01/2026 (k)                                                    701
=================================================================================================
Wyoming--0.4%
            2,500     Wyoming Student Loan Corporation, Student Loan
                        Revenue Refunding Bonds, Series A, 6.20%
                        due 6/01/2024                                                       2,648
=================================================================================================
Puerto Rico--3.2%
           15,000     Puerto Rico Commonwealth Highway and
                        Transportation Authority, Transportation Revenue
                        Bonds, Trust Receipts, Class R, Series B, 7.659%
                        due 7/01/2035 (k)(o)                                               17,721
            2,500     Puerto Rico Electric Power Authority, Power Revenue
                        Bonds, Trust Receipts, Class R, Series 16 HH,
                        7.405% due 7/01/2013 (h)(o)                                         2,928
=================================================================================================
U.S. Virgin Islands--1.0%
            6,250     Virgin Islands Public Finance Authority, Refinery
                        Facilities Revenue Bonds (Hovensa Refinery), AMT,
                        6.125% due 7/01/2022                                                6,854
-------------------------------------------------------------------------------------------------
                      Total Municipal Bonds (Cost--$930,972)--149.5%                      973,669
=================================================================================================

           Shares
             Held     Short-Term Securities
=================================================================================================
            8,238     Merrill Lynch Institutional Tax-Exempt Fund,
                        3.49% (j)(s)                                                        8,238
-------------------------------------------------------------------------------------------------
                      Total Short-Term Securities (Cost--$8,238)--1.3%                      8,238
=================================================================================================
Total Investments (Cost--$939,210*)--150.8%                                               981,907

Other Assets Less Liabilities--1.9%                                                        12,666

Preferred Stock, at Redemption Value--(52.7%)                                            (343,344)
                                                                                        ---------
Net Assets Applicable to Common Stock--100.0%                                           $ 651,229
                                                                                        =========
-------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) on investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................                $ 938,575
                                                                      =========
      Gross unrealized appreciation ..................                $  47,762
      Gross unrealized depreciation ..................                   (4,430)
                                                                      ---------
      Net unrealized appreciation ....................                $  43,332
                                                                      =========

(a)   AMBAC Insured.
(b)   Assured Guaranty Insured.
(c)   CIFG Insured.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FNMA Collateralized.
(h)   FSA Insured.
(i)   GNMA Collateralized.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund       5,738             $231
      --------------------------------------------------------------------------

(k)   MBIA Insured.
(l)   Prerefunded.
(m)   Radian Insured.
(n) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(o) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(p)   Tradable Custodial Receipts (TRACERS).
(q)   XL Capital Insured.
(r) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(s)   Represents the current yield as of 4/30/2006.
o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 4.069% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, JPMorgan Chase Bank
      Expires June 2021                                 $35,000             $611
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


16              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Schedule of Investments      MuniYield Quality Fund, Inc.         (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Arizona--1.1%
          $ 2,350     Downtown Phoenix Hotel Corporation, Arizona,
                        Revenue Bonds, Sub-Series B, 5% due 7/01/2036 (d)               $   2,404
            2,345     Maricopa County, Arizona, Public Finance Corporation,
                        Lease Revenue Bonds, RIB, Series 511X, 6.93%
                        due 7/01/2014 (a)(i)                                                2,693
=================================================================================================
California--22.4%
            4,150     Alameda Corridor Transportation Authority, California,
                        Capital Appreciation Revenue Refunding Bonds,
                        Subordinate Lien, Series A, 5.45% due
                        10/01/2025 (a)(m)                                                   3,161
            1,250     Anaheim, California, Public Financing Authority, Electric
                        System Distribution Facilities Revenue Bonds, Series A,
                        5% due 10/01/2031 (f)                                               1,281
                      California State, GO, Refunding:
            4,450          5.25% due 9/01/2010 (h)                                          4,708
            2,850          ROLS, Series II-R-272, 6.566% due 2/01/2033 (i)(j)               3,093
            3,450     California State University, Systemwide Revenue Bonds,
                        Series A, 5% due 11/01/2035 (d)                                     3,538
                      California State, Various Purpose, GO:
            3,300          5.50% due 4/01/2028                                              3,570
           12,500          5.25% due 11/01/2029                                            13,051
            3,200          5.50% due 11/01/2033                                             3,443
            2,100     California State, Various Purpose, GO, Refunding, 5%
                        due 12/01/2031 (g)                                                  2,159
            1,200     Chino Valley, California, Unified School District, GO
                        (Election of 2002), Series C, 5.25% due 8/01/2030 (g)               1,278
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds:
            5,000          RIB, Series RR II R 285X, 7.073% due 6/01/2043 (b)(i)            5,924
            7,080          RIB, Series RR II R 287X, 7.326% due 6/01/2038 (i)(k)            8,497
            1,600          Series B, 5.50% due 6/01/2013 (b)(h)                             1,748
           10,650     Los Angeles, California, Unified School District, GO,
                        Series A, 5% due 1/01/2028 (g)                                     11,007
            4,000     Metropolitan Water District of Southern California,
                        Waterworks Revenue Bonds, Series B-1, 5%
                        due 10/01/2029 (d)                                                  4,123
            2,000     Mount Diablo, California, Unified School District, GO
                        (Election of 2002), 5% due 7/01/2027 (d)                            2,059
            2,000     Poway, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Paguay Redevelopment
                        Project), 5.125% due 6/15/2033 (a)                                  2,059
            2,225     San Diego, California, Community College District, GO
                        (Election of 2002), 5% due 5/01/2030 (f)                            2,300
            9,000     San Diego County, California, Water Authority, Water
                        Revenue Refunding Bonds, COP, Series A, 5%
                        due 5/01/2032 (g)                                                   9,233
            5,655     San Ramon Valley, California, Unified School District,
                        GO (Election of 2002), 5% due 8/01/2024 (f)                         5,872
            1,950     Tamalpais, California, Union High School District, GO
                        (Election of 2001), 5% due 8/01/2028 (f)                            2,007
            1,700     University of California, Limited Project Revenue Bonds,
                        Series B, 5% due 5/15/2033 (f)                                      1,753
            2,100     University of California Revenue Bonds (Multiple
                        Purpose Projects), Series Q, 5% due 9/01/2034 (f)                   2,160
            3,150     Ventura County, California, Community College District,
                        GO (Election of 2002), Series B, 5% due 8/01/2030 (g)               3,258
=================================================================================================
Colorado--4.1%
                      Colorado Health Facilities Authority Revenue Bonds,
                        Series A:
            1,650          (Catholic Health Initiatives), 5.50%
                              due 3/01/2032 (c)                                             1,774
            1,600          (Covenant Retirement Communities Inc.), 5.50%
                              due 12/01/2027 (j)                                            1,683
            1,000          (Covenant Retirement Communities Inc.), 5.50%
                              due 12/01/2033 (j)                                            1,046
                      Colorado Housing and Finance Authority, Revenue
                        Refunding Bonds, AMT:
            1,265          (S/F Program), Series B-2, 6.80% due 2/01/2031 (g)               1,302
              875          Series C-2, 7.25% due 10/01/2031 (a)                               885
            9,000     E-470 Public Highway Authority, Colorado, Capital
                        Appreciation Revenue Refunding Bonds, Series B,
                        5.485% due 9/01/2029 (g)(m)                                         2,617
           11,125     Northwest Parkway, Colorado, Public Highway Authority,
                        Capital Appreciation Revenue Bonds, Senior
                        Convertible, Series C, 5.345% due 6/15/2025 (f)(m)                  9,497
=================================================================================================
District of Columbia--0.6%
            2,500     District of Columbia, Revenue Refunding Bonds
                        (Catholic University of America Project), 5.625%
                        due 10/01/2029 (a)                                                  2,646
=================================================================================================
Florida--2.2%
            2,240     Beacon Tradeport Community Development District,
                        Florida, Special Assessment Revenue Refunding
                        Bonds (Commercial Project), Series A, 5.625%
                        due 5/01/2032 (j)                                                   2,401
            5,200     Orange County, Florida, Sales Tax Revenue Refunding
                        Bonds, Series B, 5.125% due 1/01/2032 (d)                           5,377
            2,100     Pasco County, Florida, School Board, COP, Series A,
                        5% due 8/01/2030 (a)                                                2,159
=================================================================================================
Georgia--6.0%
            3,500     Atlanta, Georgia, Airport Passenger Facility, Charge
                        and Subordinate Lien General Revenue Refunding
                        Bonds, Series C, 5% due 1/01/2033 (f)                               3,580
            5,000     Atlanta, Georgia, Airport Passenger Facility, Charge
                        Revenue Refunding Bonds, ROLS, Series II-R-517X,
                        6.079% due 1/01/2033 (f)(i)                                         5,228
            4,200     Atlanta, Georgia, Water and Wastewater Revenue
                        Bonds, 5% due 11/01/2034 (f)                                        4,302
                      Augusta, Georgia, Water and Sewer Revenue Bonds (f):
            5,000          5.25% due 10/01/2034                                             5,286
            3,220          5.25% due 10/01/2039                                             3,388
            4,785     Monroe County, Georgia, Development Authority, PCR,
                        Refunding (Oglethorpe Power Corporation--Scherer),
                        Series A, 6.80% due 1/01/2011                                       5,331
=================================================================================================
Hawaii--0.5%
            2,000     Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                  2,137
=================================================================================================
Illinois--21.6%
            5,000     Chicago, Illinois, Board of Education, GO, RIB,
                        Series 467, 7.43% due 12/01/2027 (a)(i)                             5,506
                      Chicago, Illinois, GO (Lakefront Millennium Parking
                        Facilities) (g):
            5,000          5.125% due 1/01/2028                                             5,120
            2,500          5.372% due1/01/2029 (m)                                          2,694


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            17

                                MuniYield Quality Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Illinois (concluded)
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2:
          $ 3,400          5.75% due 1/01/2023 (f)                                      $   3,696
            4,000          5.75% due 1/01/2024 (f)                                          4,348
            3,300          6% due 1/01/2029 (b)                                             3,636
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Refunding Bonds, AMT:
            2,665          3rd Lien, Series A-2, 5.75% due 1/01/2021 (f)                    2,897
            6,835          DRIVERS, Series 250, 7.343% due 1/01/2021 (g)(i)                 7,731
            2,500          DRIVERS, Series 844Z, 6.838%
                             due 7/01/2010 (g)(i)                                           2,741
            6,250          RIB, Series 994X, 6.65% due 1/01/2032 (g)(i)                     6,611
            5,080     Cook County, Illinois, Capital Improvement, GO,
                        Series C, 5.50% due 11/15/2012 (a)(h)                               5,547
            2,130     Illinois Development Finance Authority Revenue Bonds
                        (Presbyterian Home Lake Project), Series B, 6.25%
                        due 9/01/2017 (f)                                                   2,187
                      Illinois Sports Facilities Authority, State Tax Supported
                        Revenue Bonds (a):
           28,525          5.212% due 6/15/2030 (m)                                        24,722
            5,500          5% due 6/15/2032                                                 5,629
            3,750     Illinois Student Assistance Commission, Student Loan
                        Revenue Refunding Bonds, AMT, Sub-Series CC,
                        6.875% due 3/01/2015                                                3,756
                      Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Refunding Bonds
                        (McCormick Place Expansion Project):
            7,000          5.50% due 12/15/2024 (d)                                         7,409
            3,500          Series B, 5.75% due 6/15/2023 (g)                                3,824
=================================================================================================
Indiana--5.3%
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A:
            3,750          5% due 6/01/2028 (f)                                             3,844
            7,500          5.25% due 6/01/2029 (d)                                          7,914
                      Indianapolis, Indiana, Local Public Improvement Bond
                        Bank, Revenue Refunding Bonds (Indianapolis Airport
                        Authority Project), AMT, Series B (g):
            6,470          5.25% due 1/01/2028                                              6,754
            5,055          5.25% due 1/01/2030                                              5,269
=================================================================================================
Louisiana--6.2%
            8,500     Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (a)                                   9,413
            2,800     Louisiana State Citizens Property Insurance
                        Corporation, Assessment Revenue Bonds, Series B,
                        5% due 6/01/2023 (a)                                                2,906
            4,675     Louisiana State Transportation Authority, Senior Lien
                        Toll Revenue Capital Appreciation Bonds, Series B,
                        5.31% due 12/01/2027 (a)(m)                                         1,512
                      New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                        Authority, Special Tax, Sub-Series A (a):
            6,800          5.25% due 7/15/2028                                              6,997
            5,000          5% due 7/15/2033                                                 5,048
            1,900     Terrebonne Parish, Louisiana, Hospital Service District
                        Number 1, Hospital Revenue Bonds (Terrebonne General
                        Medical Center Project), 5.50% due 4/01/2033 (a)                    2,034
=================================================================================================
Maryland--1.3%
            5,615     Baltimore, Maryland, Convention Center Hotel Revenue
                        Bonds, Senior Series A, 5.25% due 9/01/2039 (b)                     5,927
=================================================================================================
Massachusetts--9.3%
                      Massachusetts Bay, Massachusetts, Transportation
                        Authority, General Transportation System, Revenue
                        Refunding Bonds, Series A (g):
            3,730          7% due 3/01/2011                                                 4,245
            3,550          7% due 3/01/2014                                                 4,173
            2,000     Massachusetts Bay Transportation Authority, Sales Tax
                        Revenue Refunding Bonds, Senior Series A, 5%
                        due 7/01/2035                                                       2,046
              900     Massachusetts Bay Transportation Authority, Special
                        Assessment Revenue Refunding Bonds, Series A, 5%
                        due 7/01/2031                                                         929
            3,400     Massachusetts State, Consolidated Loan, GO, Series C,
                        5% due 9/01/2025                                                    3,528
            4,000     Massachusetts State HFA, Rental Housing Mortgage
                        Revenue Bonds, AMT, Series C, 5.60%
                        due 1/01/2045 (f)                                                   4,188
            1,915     Massachusetts State Port Authority, Special Facilities
                        Revenue Bonds, DRIVERS, AMT, Series 501, 6.838%
                        due 7/01/2009 (a)(i)                                                2,080
           12,300     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A, 5%
                        due 8/15/2030 (f)                                                  12,743
            2,400     Massachusetts State Special Obligation Dedicated Tax
                        Revenue Bonds, 5.25% due 1/01/2014 (d)(h)                           2,574
            1,210     Massachusetts State Water Resource Authority,
                        General Revenue Refunding Bonds, Series B, 5.125%
                        due 8/01/2027 (g)                                                   1,255
            4,200     University of Massachusetts Building Authority,
                        Facilities Revenue Bonds, Senior Series 4-A, 5.125%
                        due 11/01/2014 (g)(h)                                               4,509
=================================================================================================
Michigan--4.2%
            5,000     Detroit, Michigan, Water Supply System Revenue
                        Bonds, Series B, 5.25% due 7/01/2032 (g)                            5,249
            2,300     Michigan Higher Education Student Loan Authority,
                        Student Loan Revenue Refunding Bonds, AMT,
                        Series XVII-G, 5.20% due 9/01/2020 (a)                              2,373
                      Michigan State Strategic Fund, Limited Obligation
                        Revenue Refunding Bonds (Detroit Edison Company
                        Project), AMT (b):
            1,700          Series A, 5.50% due 6/01/2030                                    1,797
            3,300          Series C, 5.65% due 9/01/2029                                    3,473
            5,800          Series C, 5.45% due 12/15/2032                                   6,069
=================================================================================================
Nebraska--2.0%
            6,315     Municipal Energy Agency of Nebraska, Power Supply
                        System Revenue Bonds, Series A, 5%
                        due 4/01/2033 (f)                                                   6,471
            2,300     Washington County, Nebraska, Wastewater Facilities
                        Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                        due 11/01/2027                                                      2,466
=================================================================================================
Nevada--7.0%
            4,100     Carson City, Nevada, Hospital Revenue Bonds
                        (Carson-Tahoe Hospital Project), Series A, 5.50%
                        due 9/01/2033 (j)                                                   4,309
                      Clark County, Nevada, Airport System Subordinate
                        Lien Revenue Bonds, Series A-2 (d):
            2,000          5% due 7/01/2030                                                 2,044
           19,100          5% due 7/01/2036                                                19,458
            5,710     Washoe County, Nevada, School District, GO, 5.875%
                        due 12/01/2009 (f)(h)                                               6,112
=================================================================================================


18              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

                                MuniYield Quality Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
New Hampshire--3.5%
          $10,000     New Hampshire Health and Education Facilities
                        Authority Revenue Bonds (Dartmouth-Hitchcock
                        Obligation Group, 5.50% due 8/01/2027 (f)                       $  10,726
            5,000     New Hampshire State Business Finance Authority,
                        PCR, Refunding (Public Service Company), AMT,
                        Series D, 6% due 5/01/2021 (g)                                      5,279
=================================================================================================
New Jersey--6.0%
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
              910          5.75% due 6/15/2029                                                961
            1,385          5.50% due 6/15/2031                                              1,434
            5,500     New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A, 5.25% due 7/01/2031 (g)                            5,826
                      New Jersey EDA, Revenue Bonds, ROLS (e)(i):
            3,575          Series II-R-309-1, 7.073% due 6/15/2024                          4,017
            3,000          Series II-R-309-2, 7.073% due 6/15/2031                          3,383
                      New Jersey EDA, School Facilities Construction
                        Revenue Bonds, Series O:
            3,860          5.125% due 3/01/2028                                             4,006
            7,500          5.125% due 3/01/2030                                             7,766
=================================================================================================
New York--9.3%
            8,990     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Bonds, Series A, 5%
                        due 11/15/2032 (d)                                                  9,234
            3,150     New York City, New York, City Municipal Water Finance
                        Authority, Water and Sewer System, Revenue
                        Refunding Bonds, Series A, 5% due 6/15/2035 (g)                     3,228
                      New York City, New York, GO:
            6,920          RIB, Series 394, 7.654% due 8/01/2016 (g)(i)                     8,128
            5,000          Series B, 5.875% due 8/15/2006 (b)(h)                            5,106
              140          Series F, 5.75% due 2/01/2019 (b)                                  142
              265     New York City, New York, GO, Refunding, Series G,
                        5.75% due 2/01/2017 (f)                                               269
            8,000     New York State Thruway Authority, General Revenue
                        Refunding Bonds, Series G, 5% due 1/01/2032 (f)                     8,273
            7,320     Tobacco Settlement Financing Corporation of
                        New York Revenue Bonds, Series A-1, 5.25%
                        due 6/01/2022 (a)                                                   7,723
=================================================================================================
Ohio--1.1%
            2,500     Columbus, Ohio, City School District, GO (School
                        Facilities Construction and Improvements), 5.25%
                        due 12/01/2027 (f)                                                  2,656
            2,000     Jackson, Ohio, Hospital Facilities Revenue Bonds
                        (Consolidated Health System--Jackson Hospital),
                        6.125% due 10/01/2009 (h)(j)                                        2,162
=================================================================================================
Oklahoma--0.5%
                      Tulsa, Oklahoma, Airports Improvement Trust, General
                        Revenue Bonds (Tulsa International Airport), AMT,
                        Series B (d):
            1,000          6% due 6/01/2019                                                 1,064
            1,000          6.125% due 6/01/2026                                             1,069
=================================================================================================
Oregon--1.9%
            7,500     Portland, Oregon, Sewer System Revenue Bonds, RIB,
                        Series 386, 7.38% due 8/01/2020 (d)(i)                              8,664
=================================================================================================
Pennsylvania--6.7%
                      Pennsylvania State Public School Building Authority,
                        School Lease Revenue Bonds (The School District of
                        Philadelphia Project) (f):
            6,000          5.25% due 6/01/2025                                              6,355
           16,725          5% due 6/01/2033                                                17,105
            6,250     Philadelphia, Pennsylvania, Authority for Industrial
                        Development, Lease Revenue Bonds, Series B, 5.50%
                        due 10/01/2021 (f)                                                  6,694
=================================================================================================
Rhode Island--0.6%
            2,500     Providence, Rhode Island, GO, Series A, 5.70%
                        due 7/15/2007 (f)(h)                                                2,583
=================================================================================================
South Carolina--2.0%
            8,900     South Carolina Transportation Infrastructure Bank
                        Revenue Bonds, Series A, 5% due 10/01/2033 (a)                      9,101
=================================================================================================
Tennessee--4.1%
            7,850     Chattanooga, Tennessee, IDB, Lease Rent Revenue
                        Bonds (Southside Redevelopment Corporation),
                        5.875% due 10/01/2024 (a)                                           8,436
            5,000     Memphis-Shelby County, Tennessee, Airport Authority,
                        Airport Revenue Bonds, AMT, Series D, 6.25%
                        due 3/01/2018 (a)                                                   5,389
                      Tennessee HDA, Homeownership Revenue Bonds,
                        AMT, Series 2-C (a):
            2,075          6.10% due 7/01/2013                                              2,094
            2,390          6.20% due 7/01/2015                                              2,439
=================================================================================================
Texas--11.8%
            2,000     Austin, Texas, Convention Center Revenue Bonds
                        (Convention Enterprises Inc.), Trust Certificates,
                        Second Tier, Series B, 6% due 1/01/2023                             2,118
            1,000     Bell County, Texas, Health Facilities Development
                        Revenue Bonds (Lutheran General Health Care
                        System), 6.50% due 7/01/2019 (c)                                    1,190
                      Dallas-Fort Worth, Texas, International Airport Revenue
                        Refunding and Improvement Bonds, AMT, Series A (d):
            1,835          5.875% due 11/01/2017                                            1,969
            2,145          5.875% due 11/01/2018                                            2,302
            2,385          5.875% due 11/01/2019                                            2,559
            5,235     Denton, Texas, Utility System Revenue Bonds, RIB,
                        Series 369, 7.88% due 12/01/2017 (f)(i)                             6,203
                      Gregg County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Good
                        Shepherd Medical Center Project) (j):
            6,000          6.875% due 10/01/2020                                            6,667
            2,600          6.375% due 10/01/2025                                            2,837
            4,000     Harris County-Houston Sports Authority, Texas,
                        Revenue Refunding Bonds, Senior Lien, Series G,
                        5.75% due 11/15/2020 (g)                                            4,314
            9,250     Leander, Texas, Independent School District, Capital
                        Appreciation, GO, Refunding (School Building),
                        5.46% due 8/15/2028 (d)(m)                                          2,847
            7,150     North Harris County, Texas, Regional Water Authority,
                        Senior Lien Revenue Bonds, 5.125%
                        due 12/15/2035 (g)                                                  7,391
            7,200     Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A, 5.75%
                        due 8/15/2038 (a)                                                   7,828
            4,600     Travis County, Texas, Health Facilities Development
                        Corporation, Revenue Refunding Bonds (Ascension
                        Health Credit), Series A, 6.25% due 11/15/2009 (g)(h)               5,008
=================================================================================================


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            19

Schedule of Investments (concluded)
                                MuniYield Quality Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Utah--3.7%
          $15,000     Salt Lake City, Utah, Hospital Revenue Refunding
                        Bonds (IHC Hospitals Inc.), 6.30% due
                        2/15/2015 (g)                                                   $  16,955
=================================================================================================
Virginia--0.7%
            3,100     Halifax County, Virginia, IDA, Exempt Facility
                        Revenue Refunding Bonds (Old Dominion Electric
                        Cooperative Project), AMT, 5.625% due
                        6/01/2028 (a)                                                       3,335
=================================================================================================
Washington--5.8%
            7,500     Energy Northwest, Washington, Electric Revenue
                        Bonds, DRIVERS, Series 242, 7.373% due
                        7/01/2017 (g)(i)                                                    8,841
            2,400     Port of Tacoma, Washington, Revenue Refunding
                        Bonds, Series A, 5.25% due 12/01/2034 (a)                           2,527
            4,475     Seattle, Washington, Municipal Light and Power
                        Revenue Refunding Bonds, 5% due 11/01/2028 (f)                      4,590
            5,100     Tacoma, Washington, Regional Water Supply System,
                        Water Revenue Bonds, 5% due 12/01/2032 (g)                          5,206
            5,000     Washington State, GO, Series A and AT-6, 6.25%
                        due 2/01/2011 (f)                                                   5,325
=================================================================================================
Puerto Rico--1.7%
                      Puerto Rico Electric Power Authority, Power
                        Revenue Bonds:
            1,475          Series II, 5.25% due 7/01/2031                                   1,527
            6,000          Series NN, 5.125% due 7/01/2029                                  6,164
-------------------------------------------------------------------------------------------------
                      Total Municipal Bonds (Cost--$670,895)--153.2%                      693,796
=================================================================================================

           Shares
             Held     Short-Term Securities
=================================================================================================
            5,713     Merrill Lynch Institutional Tax-Exempt Fund, 3.49% (l)(n)             5,713
-------------------------------------------------------------------------------------------------
                      Total Short-Term Securities (Cost--$5,713)--1.3%                      5,713
=================================================================================================
Total Investments (Cost--$676,608*)--154.5%                                               699,509

Other Assets Less Liabilities--0.8%                                                         3,622

Preferred Stock, at Redemption Value--(55.3%)                                            (250,234)
                                                                                        ---------
Net Assets Applicable to Common Stock--100.0%                                           $ 452,897
                                                                                        =========
-------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) on investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................                $ 676,540
                                                                      =========
      Gross unrealized appreciation ..................                $  25,175
      Gross unrealized depreciation ..................                   (2,206)
                                                                      ---------
      Net unrealized appreciation ....................                $  22,969
                                                                      =========

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Assured Guaranty Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   Radian Insured.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          (5,787)           $69
      --------------------------------------------------------------------------

(m) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.
(n)   Represents the current yield as of 4/30/2006.
o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.844% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, JPMorgan Chase Bank
      Expires May 2016                                 $40,000           $   635

      Pay a fixed rate of 4.034% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, JPMorgan Chase Bank
      Expires July 2016                                $15,000                37
      --------------------------------------------------------------------------
      Total                                                              $   672
                                                                         =======

      See Notes to Financial Statements.


20              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Schedule of Investments       MuniYield Quality Fund II, Inc.     (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Arizona--1.5%
          $ 1,500     Downtown Phoenix Hotel Corporation, Arizona,
                        Revenue Bonds, Sub-Series B, 5% due 7/01/2036 (c)               $   1,535
            2,700     Northern Arizona University System Revenue Bonds,
                        5.50% due 6/01/2034 (c)                                             2,914
=================================================================================================
California--26.3%
            8,150     Alameda Corridor Transportation Authority, California,
                        Capital Appreciation Revenue Refunding Bonds,
                        Subordinate Lien, Series A, 5.319%
                        due 10/01/2025 (a)(p)                                               6,207
            3,800     Anaheim, California, Public Financing Authority,
                        Electric System Distribution Facilities Revenue Bonds,
                        Series A, 5% due 10/01/2031 (f)                                     3,894
            2,500     California Health Facilities Financing Authority Revenue
                        Bonds (Kaiser Permanente), RIB, Series 26, 6.89%
                        due 6/01/2022 (f)(l)                                                2,763
                      California State, GO, Refunding:
            2,200          5.25% due 9/01/2010 (j)                                          2,327
            1,950          ROLS, Series II-R-272, 6.566% due 2/01/2033 (k)(l)               2,116
                      California State, Various Purpose, GO:
            2,750          5.25% due 11/01/2029                                             2,871
            6,500          5.50% due 11/01/2033                                             6,993
            1,350     California State, Various Purpose, GO, Refunding, 5%
                        due 12/01/2031 (i)                                                  1,388
            2,200     California State University, Systemwide Revenue
                        Bonds, Series A, 5% due 11/01/2035 (c)                              2,256
           15,000     East Side Union High School District, California, Santa
                        Clara County, Capital Appreciation, GO (Election of
                        2002), Series E, 5.15% due 8/01/2029 (h)(p)                         4,539
            2,770     Fairfield-Suisun, California, Unified School District, GO
                        (Election of 2002), 5.50% due 8/01/2028 (i)                         3,005
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds,
                        Series B (j):
            2,300          5.50% due 6/01/2013 (h)                                          2,513
            3,725          5.625% due 6/01/2013 (b)(q)                                      4,098
            2,815     John Swett Unified School District, California, GO,
                        Series A, 5.50% due 8/01/2026 (f)                                   3,019
            9,300     Los Angeles, California, Unified School District, GO,
                        Series A, 5% due 1/01/2028 (i)                                      9,612
            2,600     Metropolitan Water District of Southern California,
                        Waterworks Revenue Bonds, Series B-1, 5%
                        due 10/01/2029 (c)                                                  2,680
            2,900     Palm Springs, California, Financing Authority, Lease
                        Revenue Refunding Bonds (Convention Center
                        Project), Series A, 5.50% due 11/01/2029 (i)                        3,170
            1,250     Poway, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Paguay Redevelopment
                        Project), 5.125% due 6/15/2033 (a)                                  1,287
            6,000     Sacramento, California, Municipal Utility District,
                        Electric Revenue Bonds, Series N, 5%
                        due 8/15/2028 (i)                                                   6,141
            1,000     San Diego, California, Community College District, GO
                        (Election of 2002), 5% due 5/01/2030 (f)                            1,034
            1,325     Tamalpais, California, Union High School District, GO
                        (Election of 2001), 5% due 8/01/2028 (f)                            1,364
            1,000     University of California, Limited Project Revenue Bonds,
                        Series B, 5% due 5/15/2033 (f)                                      1,031
            1,350     University of California Revenue Bonds (Multiple
                        Purpose Projects), Series Q, 5% due 9/01/2034 (f)                   1,389
            2,025     Ventura County, California, Community College District,
                        GO (Election of 2002), Series B, 5% due 8/01/2030 (i)               2,095
=================================================================================================
Colorado--6.0%
                      Colorado Health Facilities Authority Revenue Bonds,
                        Series A:
            1,150          (Catholic Health Initiatives), 5.50%
                             due 3/01/2032 (n)                                              1,236
            1,200          (Covenant Retirement Communities Inc.), 5.50%
                             due 12/01/2027 (k)                                             1,262
              675          (Covenant Retirement Communities Inc.), 5.50%
                             due 12/01/2033 (k)                                               706
            1,475     Colorado Housing and Finance Authority, Revenue
                        Refunding Bonds (S/F Program), AMT, Series B-2,
                        6.80% due 2/01/2031 (i)                                             1,518
            7,500     E-470 Public Highway Authority, Colorado, Capital
                        Appreciation Revenue Refunding Bonds, Series B,
                        5.607% due 9/01/2032 (i)(p)                                         1,838
           10,975     Northwest Parkway, Colorado, Public Highway
                        Authority, Capital Appreciation Revenue Bonds,
                        Senior Convertible, Series C, 5.327%
                        due 6/15/2025 (f)(p)                                                9,369
            1,735     Northwest Parkway, Colorado, Public Highway
                        Authority Revenue Bonds, Series A, 5.50%
                        due 6/15/2021 (a)                                                   1,868
=================================================================================================
Florida--2.4%
                      Miami-Dade County, Florida, Subordinate Special
                        Obligation Revenue Bonds, Series A (i)(p):
            4,575          5.21% due 10/01/2034                                             1,006
            4,495          5.22% due 10/01/2035                                               930
            3,575     Orange County, Florida, Sales Tax Revenue Refunding
                        Bonds, Series B, 5.125% due 1/01/2032 (c)                           3,697
            1,350     Pasco County, Florida, School Board, COP, Series A, 5%
                        due 8/01/2030 (a)                                                   1,388
=================================================================================================
Georgia--8.3%
            5,000     Atlanta, Georgia, Airport General Revenue Refunding
                        Bonds, Series B, 5.25% due 1/01/2033 (f)                            5,250
            8,500     Atlanta, Georgia, Airport Passenger Facility Charge
                        Revenue Refunding Bonds, ROLS, Series II-R-517X,
                        6.079% due 1/01/2033 (f)(l)                                         8,888
            5,000     Atlanta, Georgia, Airport Revenue Refunding Bonds,
                        Series A, 5.875% due 1/01/2017 (c)                                  5,366
            2,700     Atlanta, Georgia, Water and Wastewater Revenue
                        Bonds, 5% due 11/01/2034 (f)                                        2,766
            2,170     Augusta, Georgia, Water and Sewer Revenue Bonds,
                        5.25% due 10/01/2039 (f)                                            2,283
=================================================================================================
Illinois--19.3%
                      Chicago, Illinois, O'Hare International Airport, General
                        Revenue Bonds, Third Lien, Series A:
            2,300          5.25% due 1/01/2026 (i)                                          2,441
            2,900          5% due 1/01/2033 (c)                                             2,983
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2:
            5,200          5.75% due 1/01/2023 (f)                                          5,653
            2,200          6% due 1/01/2029 (h)                                             2,424
            4,750     Chicago, Illinois, O'Hare International Airport, Revenue
                        Refunding Bonds, DRIVERS, AMT, Series 844Z, 6.838%
                        due 7/01/2010 (i)(l)                                                5,208
            2,460     Cook County, Illinois, Capital Improvement, GO,
                        Series C, 5.50% due 11/15/2012 (a)(j)                               2,686
           10,000     Illinois Regional Transportation Authority Revenue
                        Bonds, 6.50% due 7/01/2026 (i)                                     12,586


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            21

                             MuniYield Quality Fund II, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
Illinois (concluded)
          $21,675     Illinois Sports Facilities Authority, State Tax Supported
                        Revenue Bonds, 5.264% due 6/15/2030 (a)(p)                      $  18,785
            3,625     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax, Revenue Refunding Bonds,
                        DRIVERS, Series 269, 7.363% due 6/15/2023 (i)(l)                    4,295
=================================================================================================
Indiana--4.3%
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A:
            3,350          5% due 6/01/2028 (f)                                             3,434
            3,750          5.25% due 6/01/2028 (c)                                          3,960
            5,000          5.25% due 6/01/2029 (c)                                          5,276
=================================================================================================
Kansas--0.6%
            1,680     Sedgwick and Shawnee Counties, Kansas, S/F
                        Mortgage-Backed Revenue Refunding Bonds, AMT,
                        Series A-2, 6.45% due 12/01/2033 (e)(i)                             1,733
=================================================================================================
Louisiana--7.2%
            2,330     Jefferson Parish, Louisiana, Home Mortgage Authority,
                        S/F Mortgage Revenue Bonds, AMT, Series B-1,
                        6.65% due 12/01/2033 (e)(i)                                         2,382
            5,500     Lafayette, Louisiana, Utilities Revenue Bonds, 5%
                        due 11/01/2028 (i)                                                  5,661
            3,900     Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (a)                                   4,319
            1,800     Louisiana State Citizens Property Insurance
                        Corporation, Assessment Revenue Bonds, Series B,
                        5% due 6/01/2023 (a)                                                1,868
            3,185     Louisiana State Transportation Authority, Senior Lien
                        Toll Revenue Capital Appreciation Bonds, Series B,
                        5.31% due 12/01/2027 (a)(p)                                         1,030
            4,650     New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                        Authority, Special Tax, Sub-Series A, 5.25%
                        due 7/15/2028 (a)                                                   4,785
            1,300     Terrebonne Parish, Louisiana, Hospital Service District
                        Number 1, Hospital Revenue Bonds (Terrebonne
                        General Medical Center Project), 5.50%
                        due 4/01/2033 (a)                                                   1,392
=================================================================================================
Massachusetts--12.2%
            1,375     Massachusetts Bay Transportation Authority, Sales Tax
                        Revenue Refunding Bonds, Senior Series A, 5%
                        due 7/01/2035                                                       1,407
            8,600     Massachusetts Bay Transportation Authority, Special
                        Assessment Revenue Refunding Bonds, Series A, 5%
                        due 7/01/2031                                                       8,874
            2,100     Massachusetts State, Consolidated Loan, GO, Series C,
                        5% due 9/01/2025                                                    2,179
           10,000     Massachusetts State, HFA, Housing Revenue Bonds,
                        DRIVERS, AMT, Series 982, 6.358%
                        due 1/01/2011 (f)(l)                                               10,322
            2,785     Massachusetts State Port Authority, Special Facilities
                        Revenue Bonds, DRIVERS, AMT, Series 501, 6.838%
                        due 7/01/2009 (a)(l)                                                3,024
            4,450     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A, 5%
                        due 8/15/2030 (f)                                                   4,610
            1,800     Massachusetts State Special Obligation Dedicated Tax
                        Revenue Bonds, 5.25% due 1/01/2014 (c)(j)                           1,930
              840     Massachusetts State Water Resource Authority,
                        General Revenue Refunding Bonds, Series B, 5.125%
                        due 8/01/2027 (i)                                                     871
            2,700     University of Massachusetts Building Authority,
                        Facilities Revenue Bonds, Senior Series 4-A, 5.125%
                        due 11/01/2014 (i)(j)                                               2,898
=================================================================================================
Michigan--6.2%
            8,900     Detroit, Michigan, Water Supply System Revenue
                        Bonds, Series B, 5.25% due 7/01/2032 (i)                            9,344
            1,000     Michigan Higher Education Student Loan Authority,
                      Student Loan Revenue Refunding Bonds, AMT,
                        Series XVII-G, 5.20% due 9/01/2020 (a)                              1,032
            2,685     Michigan State, HDA, Revenue Refunding Bonds,
                        Series C, 5.90% due 12/01/2015 (d)(f)                               2,744
                      Michigan State Strategic Fund, Limited Obligation
                        Revenue Refunding Bonds (Detroit Edison Company
                        Project), AMT (h):
            1,000          Series A, 5.50% due 6/01/2030                                    1,057
            3,900          Series C, 5.45% due 12/15/2032                                   4,081
=================================================================================================
Missouri--2.0%
                      Saint Louis County, Missouri, Pattonville R-3 School
                        District, GO (Missouri Direct Deposit Program) (c)(j):
            4,000          5.75% due 3/01/2010                                              4,318
            1,500          6% due 3/01/2010                                                 1,632
=================================================================================================
Nebraska--0.4%
            1,300     Municipal Energy Agency of Nebraska, Power Supply
                        System Revenue Bonds, Series A, 5% due 4/01/2033 (f)                1,332
=================================================================================================
Nevada--2.4%
            2,800     Carson City, Nevada, Hospital Revenue Bonds
                        (Carson-Tahoe Hospital Project), Series A, 5.50%
                        due 9/01/2033 (k)                                                   2,943
                      Clark County, Nevada, Airport System Subordinate
                        Lien Revenue Bonds, Series A-2 (c):
            1,500          5% due 7/01/2030                                                 1,533
            2,700          5% due 7/01/2036                                                 2,751
=================================================================================================
New Jersey--7.0%
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
            1,070          5.75% due 6/15/2029                                              1,130
              500          5.50% due 6/15/2031                                                518
                      New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A (i):
            2,400          5% due 7/01/2029                                                 2,475
            4,800          5.25% due 7/01/2033                                              5,081
                      New Jersey EDA, Revenue Bonds, ROLS (g)(l)(m):
            2,300          Series II-R-309-1, 7.073% due 6/15/2024                          2,584
            2,000          Series II-R-309-2, 7.073% due 6/15/2031                          2,256
                      New Jersey EDA, School Facilities Construction
                        Revenue Bonds:
            2,600          Series O, 5.125% due 3/01/2028                                   2,698
            4,000          Series P, 5.125% due 9/01/2028                                   4,158
=================================================================================================


22              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

                             MuniYield Quality Fund II, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                     Value
=================================================================================================
New Mexico--2.3%
          $ 6,295     New Mexico State Highway Commission, Tax Revenue
                        Bonds, Senior Sub-Lien, Series A, 6%
                        due 6/15/2010 (f)(j)                                            $   6,817
=================================================================================================
New York--9.1%
            1,800     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Bonds, Series A, 5%
                        due 11/15/2032 (c)                                                  1,849
            9,280     Nassau Health Care Corporation, New York, Health
                        System Revenue Bonds, 5.75% due 8/01/2009 (f)(j)                   10,032
            2,025     New York City, New York, City Municipal Water Finance
                        Authority, Water and Sewer System, Revenue
                        Refunding Bonds, Series A, 5% due 6/15/2035 (i)                     2,075
            5,000     New York State Dormitory Authority Revenue
                        Refunding Bonds (State University Educational
                        Facilities), 5.75% due 5/15/2010 (c)(j)                             5,432
            7,115     Tobacco Settlement Financing Corporation of New York
                        Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)                  7,506
=================================================================================================
Ohio--2.3%
                      Plain, Ohio, Local School District, GO, Refunding (c):
            5,120          6% due 6/01/2011 (j)                                             5,639
            1,170          6% due 12/01/2020                                                1,278
=================================================================================================
Pennsylvania--4.9%
            3,335     Delaware River Port Authority of Pennsylvania and
                        New Jersey Revenue Bonds, RIB, Series 396, 7.903%
                        due 1/01/2019 (f)(l)                                                3,811
            7,075     Pennsylvania State Public School Building Authority,
                        School Lease Revenue Bonds (The School District of
                        Philadelphia Project), 5% due 6/01/2033 (f)                         7,236
            3,230     Philadelphia, Pennsylvania, Authority for Industrial
                        Development, Lease Revenue Bonds, Series B, 5.50%
                        due 10/01/2020 (f)                                                  3,473
=================================================================================================
Rhode Island--1.4%
            4,010     Rhode Island State Health and Educational Building
                        Corporation, Higher Education Facilities Revenue
                        Bonds (University of Rhode Island), Series A, 5.70%
                        due 9/15/2009 (i)(j)                                                4,294
=================================================================================================
South Carolina--5.0%
                      Charleston Educational Excellence Financing Corporation,
                        South Carolina, Revenue Bonds, ROLS (l)(m):
            1,362          Series II-R-481X-1, 6.586% due 12/01/2028                        1,509
            1,213          Series II-R-481X-2, 6.586% due 12/01/2029                        1,341
              440          Series II-R-481X-3, 6.586% due 12/01/2030                          486
                      South Carolina Transportation Infrastructure Bank
                        Revenue Bonds (a):
            5,000          DRIVERS, Series 1285Z, 5.879% due 4/01/2011 (l)                  5,226
            6,100          Series A, 5% due 10/01/2033                                      6,238
=================================================================================================
Tennessee--0.8%
            2,150     Chattanooga, Tennessee, IDB, Lease Rent Revenue
                        Bonds (Southside Redevelopment Corporation),
                        5.875% due 10/01/2024 (a)                                           2,311
=================================================================================================
Texas--11.1%
            2,000     Corpus Christi, Texas, Utility System Revenue
                        Refunding Bonds, Series A, 6% due 7/15/2010 (f)(j)                  2,171
            3,250     Dallas-Fort Worth, Texas, International Airport
                        Revenue Bonds, DRIVERS, AMT, Series 202, 7.843%
                        due 11/01/2028 (c)(l)                                               3,630
            4,000     Gregg County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Good Shepherd
                        Medical Center Project), 6.875% due 10/01/2020 (k)                  4,445
            9,345     Leander, Texas, Independent School District, Capital
                        Appreciation, GO, Refunding (School Building),
                        5.51% due 8/15/2030 (c)(p)                                          2,570
            3,500     Lower Colorado River Authority, Texas, PCR (Samsung
                        Austin Semiconductor), AMT, 6.375% due 4/01/2027                    3,650
            4,925     North Harris County, Texas, Regional Water Authority,
                        Senior Lien Revenue Bonds, 5.125%
                        due 12/15/2035 (i)                                                  5,091
            2,300     Texas State Transportation Commission, GO (Mobility
                        Fund), Series A, 5% due 4/01/2028                                   2,370
                      Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A (a):
            4,800          5.75% due 8/15/2038                                              5,219
            3,600          5.50% due 8/15/2039                                              3,861
=================================================================================================
Virginia--0.8%
            2,100     Halifax County, Virginia, IDA, Exempt Facility Revenue
                        Refunding Bonds (Old Dominion Electric Cooperative
                        Project), AMT, 5.625% due 6/01/2028 (a)                             2,259
=================================================================================================
Washington--6.6%
            7,470     Port of Seattle, Washington, Revenue Bonds, AMT,
                        Series B, 6% due 2/01/2016 (i)                                      8,005
            1,600     Port of Tacoma, Washington, Revenue Refunding
                        Bonds, Series A, 5.25% due 12/01/2034 (a)                           1,685
            6,150     Seattle, Washington, Municipal Light and Power
                        Revenue Bonds, 6% due 10/01/2009 (i)(j)                             6,643
            3,100     Seattle, Washington, Municipal Light and Power
                        Revenue Refunding Bonds, 5% due 11/01/2028 (f)                      3,180
=================================================================================================
Puerto Rico--1.6%
                      Puerto Rico Electric Power Authority, Power Revenue
                        Bonds, Series NN:
            2,500          5.125% due 7/01/2024                                             2,591
            2,000          5.125% due 7/01/2029                                             2,055
-------------------------------------------------------------------------------------------------
                      Total Municipal Bonds (Cost--$436,371)--152.0%                      450,273
=================================================================================================

           Shares
             Held     Short-Term Securities
=================================================================================================
            4,209     Merrill Lynch Institutional Tax-Exempt Fund, 3.49% (o)(r)             4,209
-------------------------------------------------------------------------------------------------
                      Total Short-Term Securities (Cost--$4,209)--1.4%                      4,209
=================================================================================================
Total Investments (Cost--$440,580*)--153.4%                                               454,482

Other Assets Less Liabilities--0.7%                                                         1,922

Preferred Stock, at Redemption Value--(54.1%)                                            (160,139)
                                                                                        ---------
Net Assets Applicable to Common Stock--100.0%                                           $ 296,265
                                                                                        =========


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            23

Schedule of Investments (concluded)
                             MuniYield Quality Fund II, Inc.      (in Thousands)

* The cost and unrealized appreciation (depreciation) on investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................                $ 440,580
                                                                      =========
      Gross unrealized appreciation ..................                $  15,607
      Gross unrealized depreciation ..................                   (1,705)
                                                                      ---------
      Net unrealized appreciation ....................                $  13,902
                                                                      =========

(a)   AMBAC Insured.
(b)   CIFG Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)   XL Capital Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(m)   Assured Guaranty Insured.
(n)   Escrowed to maturity.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           2,809           $47
      --------------------------------------------------------------------------

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(q)   Tradable Custodial Receipts (TRACERS).
(r)   Represents the current yield as of 4/30/2006.
o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.844% and receive a floating rate based on 1-week Bond
      Market Association rate

      Broker, JPMorgan Chase Bank
      Expires May 2016                                 $30,000           $   476

      Pay a fixed rate of 4.034% and receive a floating rate based on 1-week Bond
      Market Association rate

      Broker, JPMorgan Chase Bank
      Expires July 2016                                $15,000                37
      --------------------------------------------------------------------------
      Total                                                              $   513
                                                                         =======

      See Notes to Financial Statements.


24              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Statements of Net Assets

                                                                                                        MuniYield      MuniYield
                                                                                       MuniYield         Quality        Quality
As of April 30, 2006                                                                   Fund, Inc.       Fund, Inc.    Fund II, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Investments in unaffiliated securities, at value* ...............   $ 973,668,905    $ 693,795,716   $ 450,272,939
                 Investments in affiliated securities, at value** ................       8,238,248        5,712,828       4,208,800
                 Unrealized appreciation on interest rate swaps ..................         611,310          672,055         513,405
                 Cash ............................................................         157,323            3,220          90,098
                 Interest receivable .............................................      16,325,639       10,872,720       6,697,065
                 Receivable for securities sold ..................................          50,629        8,598,690      15,108,828
                 Prepaid expenses and other assets ...............................          24,092           46,552          40,249
                                                                                     ----------------------------------------------
                 Total assets ....................................................     999,076,146      719,701,781     476,931,384
                                                                                     ----------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                 Payable for securities purchased ................................       3,924,791       16,071,416      20,104,920
                 Payable to investment adviser ...................................         379,631          269,313         174,866
                 Payable for offering costs ......................................              --               --          10,000
                 Dividends payable to Common Stock shareholders ..................              13          124,723         163,037
                 Payable to other affiliates .....................................          11,920            8,690           5,586
                 Accrued expenses and other liabilities ..........................         186,513           96,558          68,849
                                                                                     ----------------------------------------------
                 Total liabilities ...............................................       4,502,868       16,570,700      20,527,258
                                                                                     ----------------------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                 Preferred Stock, at redemption value, par value $.05 and
                  $.10 per share*** of AMPS@ at $25,000 per share
                  liquidation preference .........................................     343,343,937      250,233,880     160,139,034
                                                                                     ----------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets applicable to Common Stock ...........................   $ 651,229,341    $ 452,897,201   $ 296,265,092
                                                                                     ==============================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                 Undistributed investment income--net ............................   $   8,500,722    $   2,405,185   $   2,119,438
                 Undistributed (accumulated) realized capital gains (losses)--net      (41,335,288)         659,304     (34,081,807)
                 Unrealized appreciation--net ....................................      43,308,061       23,573,152      14,415,042
                                                                                     ----------------------------------------------
                 Total accumulated earnings (losses)--net ........................      10,473,495       26,637,641     (17,547,327)
                 Common Stock, par value $.10 per share+ .........................       4,471,018        3,042,526       2,236,693
                 Paid-in capital in excess of par ................................     636,284,828      423,217,034     311,575,726
                                                                                     ----------------------------------------------
                 Net assets ......................................................   $ 651,229,341    $ 452,897,201   $ 296,265,092
                                                                                     ==============================================
                 Net asset value per share of Common Stock .......................   $       14.57    $       14.89   $       13.25
                                                                                     ==============================================
                 Market price ....................................................   $       15.18    $       13.85   $       12.47
                                                                                     ==============================================
                    * Identified cost for unaffiliated securities ................   $ 930,972,154    $ 670,894,619   $ 436,371,302
                                                                                     ==============================================
                   ** Identified cost for affiliated securities ..................   $   8,238,248    $   5,712,828   $   4,208,800
                                                                                     ==============================================
                  *** Preferred Stock authorized, issued and outstanding:
                        Series A Shares, $.05 per share ..........................           1,800            2,000           2,000
                                                                                     ==============================================
                        Series B Shares, $.05 per share ..........................           1,800            2,000           2,000
                                                                                     ==============================================
                        Series C Shares, $.05 per share ..........................           1,800            2,000           2,000
                                                                                     ==============================================
                        Series D Shares, $.05 per share ..........................           1,800            2,000              --
                                                                                     ==============================================
                        Series D Shares, $.10 per share ..........................              --               --             400
                                                                                     ==============================================
                        Series E Shares, $.05 per share ..........................           2,800            2,000              --
                                                                                     ==============================================
                        Series F Shares, $.05 per share ..........................           1,720               --              --
                                                                                     ==============================================
                        Series G Shares, $.05 per share ..........................           2,000               --              --
                                                                                     ==============================================
                    + Common Stock issued and outstanding ........................      44,710,184       30,425,258      22,366,930
                                                                                     ==============================================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            25

Statements of Operations

                                                                                                        MuniYield      MuniYield
                                                                                       MuniYield         Quality        Quality
For the Six Months Ended April 30, 2006                                                Fund, Inc.       Fund, Inc.    Fund II, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                 Interest ........................................................   $  27,193,077    $  17,392,470   $  11,121,311
                 Dividends from affiliates .......................................         230,977           69,045          47,188
                                                                                     ----------------------------------------------
                 Total income ....................................................      27,424,054       17,461,515      11,168,499
                                                                                     ----------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment advisory fees ........................................       2,467,805        1,756,833       1,140,889
                 Accounting services .............................................         139,393          110,299          77,254
                 Commission fees .................................................         440,866          318,692         208,319
                 Transfer agent fees .............................................          64,952           52,773          32,599
                 Professional fees ...............................................          35,248           31,734          27,758
                 Custodian fees ..................................................          24,170           18,231          13,358
                 Printing and shareholder reports ................................          29,904           20,329          13,801
                 Pricing fees ....................................................          16,496           12,649          10,150
                 Directors' fees and expenses ....................................          19,442           14,977          11,667
                 Listing fees ....................................................          13,949            9,383           8,277
                 Other ...........................................................          47,874           33,887          27,478
                                                                                     ----------------------------------------------
                 Total expenses before reimbursement .............................       3,300,099        2,379,787       1,571,550
                 Reimbursement of expenses .......................................         (15,691)          (4,760)         (3,113)
                                                                                     ----------------------------------------------
                 Total expenses after reimbursement ..............................       3,284,408        2,375,027       1,568,437
                                                                                     ----------------------------------------------
                 Investment income--net ..........................................      24,139,646       15,086,488       9,600,062
                                                                                     ----------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                 Realized gain (loss) on:
                    Investments--net .............................................       6,078,458        4,836,072       2,306,469
                    Futures contracts and forward interest rate swaps--net .......       1,541,415         (340,457)        (68,556)
                                                                                     ----------------------------------------------
                 Total realized and unrealized gain--net .........................       7,619,873        4,495,615       2,237,913
                                                                                     ----------------------------------------------
                 Change in unrealized appreciation on:
                    Investments--net .............................................      (1,701,556)      (7,361,249)     (3,838,065)
                    Forward interest rate swaps--net .............................         611,310          258,550         254,400
                                                                                     ----------------------------------------------
                 Total change in unrealized appreciation--net ....................      (1,090,246)      (7,102,699)     (3,583,665)
                                                                                     ----------------------------------------------
                 Total realized and unrealized gain (loss)--net ..................       6,529,627       (2,607,084)     (1,345,752)
                                                                                     ----------------------------------------------
===================================================================================================================================
Dividends & Distributions to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ..........................................      (5,179,258)      (3,807,600)     (2,489,390)
                 Realized gain--net ..............................................         (23,326)              --              --
                                                                                     ----------------------------------------------
                 Total dividends and distributions to Preferred Stock shareholders      (5,202,584)      (3,807,600)     (2,489,390)
                                                                                     ----------------------------------------------
                 Net Increase in Net Assets Resulting from Operations ............   $  25,466,689    $   8,671,804   $   5,764,920
                                                                                     ==============================================

      See Notes to Financial Statements.


26              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Statements of Changes in Net Assets                         MuniYield Fund, Inc.

                                                                                                   For the Six           For the
                                                                                                  Months Ended          Year Ended
                                                                                                    April 30,           October 31,
Increase (Decrease) in Net Assets:                                                                    2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ..................................................       $  24,139,646        $  49,171,909
                 Realized gain--net ......................................................           7,619,873           21,389,966
                 Change in unrealized appreciation--net ..................................          (1,090,246)         (11,862,154)
                 Dividends and distributions to Preferred Stock shareholders .............          (5,202,584)          (7,182,793)
                                                                                                 ----------------------------------
                 Net increase in net assets resulting from operations ....................          25,466,689           51,516,928
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends and Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ..................................................         (21,680,230)         (44,098,403)
                 Realized gain--net ......................................................            (137,799)                  --
                                                                                                 ----------------------------------
                 Net decrease in net assets resulting from dividends and
                  distributions to Common Stock shareholders .............................         (21,818,029)         (44,098,403)
                                                                                                 ----------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                 Value of shares issued to Common Stock shareholders in
                  reinvestment of dividends ..............................................           2,725,701            1,390,397
                 Offering and underwriting costs resulting from the issuance of
                  Preferred Stock ........................................................                  --               (3,155)
                 Adjustment of offering costs resulting from the issuance of
                  Preferred Stock ........................................................              30,397                   --
                                                                                                 ----------------------------------
                 Net increase in net assets derived from stock transactions ..............           2,756,098            1,387,242
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                 Total increase in net assets applicable to Common Stock .................           6,404,758            8,805,767
                 Beginning of period .....................................................         644,824,583          636,018,816
                                                                                                 ----------------------------------
                 End of period* ..........................................................       $ 651,229,341        $ 644,824,583
                                                                                                 ==================================
                    * Undistributed investment income--net ...............................       $   8,500,722        $  11,220,564
                                                                                                 ==================================

      See Notes to Financial Statements.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            27

Statements of Changes in Net Assets                 MuniYield Quality Fund, Inc.

                                                                                                  For the Six            For the
                                                                                                 Months Ended          Year Ended
                                                                                                   April 30,           October 31,
Increase (Decrease) in Net Assets:                                                                   2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ..................................................       $  15,086,488        $  30,267,716
                 Realized gain--net ......................................................           4,495,615            6,677,386
                 Change in unrealized appreciation--net ..................................          (7,102,699)         (18,625,082)
                 Dividends to Preferred Stock shareholders ...............................          (3,807,600)          (4,365,838)
                                                                                                 ----------------------------------
                 Net increase in net assets resulting from operations ....................           8,671,804           13,954,182
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ..................................................         (12,656,907)         (29,269,098)
                                                                                                 ----------------------------------
                 Net decrease in net assets resulting from dividends to Common
                  Stock shareholders .....................................................         (12,656,907)         (29,269,098)
                                                                                                 ----------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                 Offering and underwriting costs resulting from the issuance of
                  Preferred Stock ........................................................                  --             (646,275)
                 Adjustment of offering costs resulting from the issuance of
                  Preferred Stock ........................................................              (4,076)                  --
                                                                                                 ----------------------------------
                 Net decrease in net assets derived from stock transactions ..............              (4,076)            (646,275)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                 Total decrease in net assets applicable to Common Stock .................          (3,989,179)         (15,961,191)
                 Beginning of period .....................................................         456,886,380          472,847,571
                                                                                                 ----------------------------------
                 End of period* ..........................................................       $ 452,897,201        $ 456,886,380
                                                                                                 ==================================
                    * Undistributed investment income--net ...............................       $   2,405,185        $   3,783,204
                                                                                                 ==================================

      See Notes to Financial Statements.


28              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Statements of Changes in Net Assets              MuniYield Quality Fund II, Inc.

                                                                                                   For the Six          For the
                                                                                                  Months Ended         Year Ended
                                                                                                    April 30,          October 31,
Increase (Decrease) in Net Assets:                                                                    2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ..................................................       $   9,600,062        $  19,907,110
                 Realized gain--net ......................................................           2,237,913            2,723,150
                 Change in unrealized appreciation--net ..................................          (3,583,665)          (8,182,237)
                 Dividends to Preferred Stock shareholders ...............................          (2,489,390)          (3,147,298)
                                                                                                 ----------------------------------
                 Net increase in net assets resulting from operations ....................           5,764,920           11,300,725
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ..................................................          (8,275,764)         (19,101,358)
                                                                                                 ----------------------------------
                 Net decrease in net assets resulting from dividends to Common
                  Stock shareholders .....................................................          (8,275,764)         (19,101,358)
                                                                                                 ----------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                 Offering and underwriting costs resulting from the issuance of
                  Preferred Stock ........................................................                  --             (241,567)
                 Adjustment of offering costs resulting from the issuance of
                  Preferred Stock ........................................................              54,001                   --
                                                                                                 ----------------------------------
                 Net increase (decrease) in net assets derived from stock
                  transactions ...........................................................              54,001             (241,567)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                 Total decrease in net assets applicable to Common Stock .................          (2,456,843)          (8,042,200)
                 Beginning of period .....................................................         298,721,935          306,764,135
                                                                                                 ----------------------------------
                 End of period* ..........................................................       $ 296,265,092        $ 298,721,935
                                                                                                 ==================================
                    * Undistributed investment income--net ...............................       $   2,119,438        $   3,284,530
                                                                                                 ==================================

      See Notes to Financial Statements.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            29

Financial Highlights                                        MuniYield Fund, Inc.

                                                                               For the Six            For the Year Ended
                                                                               Months Ended               October 31,
The following per share data and ratios have been derived                        April 30,    ------------------------------------
from information provided in the financial statements.                             2006        2005      2004      2003      2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period .........................  $14.48       $14.31    $13.85    $13.28    $13.55
                                                                                 -------------------------------------------------
                 Investment income--net .......................................     .54+        1.11+     1.09+     1.06+     1.04
                 Realized and unrealized gain (loss)--net .....................     .16          .21       .41       .52      (.31)
                 Dividends and distributions to Preferred Stock shareholders from:
                    Investment income--net ....................................    (.12)        (.16)     (.07)     (.07)     (.08)
                    Realized gain--net ........................................      --++         --        --        --        --
                                                                                 -------------------------------------------------
                 Total from investment operations .............................     .58         1.16      1.43      1.51       .65
                                                                                 -------------------------------------------------
                 Less dividends and distributions to Common Stock shareholders from:
                    Investment income--net ....................................    (.49)        (.99)     (.96)     (.94)     (.92)
                    Realized gain--net ........................................      --++         --        --        --        --
                                                                                 -------------------------------------------------
                 Total dividends and distributions to Common Stock shareholders    (.49)        (.99)     (.96)     (.94)     (.92)
                                                                                 -------------------------------------------------
                 Offering and underwriting costs resulting from
                  issuance of Preferred Stock .................................      --           --++    (.01)       --        --
                                                                                 -------------------------------------------------
                 Adjustment of offering costs resulting from the issuance of
                  Preferred Stock .............................................      --@          --        --        --        --
                                                                                 -------------------------------------------------
                 Net asset value, end of period ...............................  $14.57       $14.48    $14.31    $13.85    $13.28
                                                                                 =================================================
                 Market price per share, end of period ........................  $15.18       $14.20    $13.74    $13.29    $12.88
                                                                                 =================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...........................    4.03%@@      8.38%    11.04%    11.99%     5.07%
                                                                                 =================================================
                 Based on market price per share ..............................   10.52%@@     10.69%    11.11%    10.80%     (.94%)
                                                                                 =================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                 Total expenses, net of reimbursement** .......................    1.02%***     1.02%      .97%      .99%     1.01%
                                                                                 =================================================
                 Total expenses** .............................................    1.02%***     1.02%      .98%      .99%     1.01%
                                                                                 =================================================
                 Total investment income--net** ...............................    7.46%***     7.55%     7.75%     7.86%     7.97%
                                                                                 =================================================
                 Amount of dividends to Preferred Stock shareholders ..........    1.60%***     1.10%      .51%      .50%      .74%
                                                                                 =================================================
                 Investment income--net, to Common Stock shareholders .........    5.86%***     6.45%     7.24%     7.36%     7.23%
                                                                                 =================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                 Dividends to Preferred Stock shareholders ....................    3.05%***     2.09%     1.05%     1.02%     1.50%
                                                                                 =================================================


30              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Financial Highlights (concluded)                            MuniYield Fund, Inc.

                                                                          For the Six              For the Year Ended
                                                                          Months Ended                 October 31,
The following per share data and ratios have been derived                   April 30,  --------------------------------------------
from information provided in the financial statements.                        2006       2005        2004        2003        2002
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets applicable to Common Stock, end of period
                  (in thousands) .........................................  $651,229   $644,825    $636,019    $615,169    $590,101
                                                                            =======================================================
                 Preferred Stock outstanding, end of period (in thousands)  $343,000   $343,000    $343,000    $293,000    $293,000
                                                                            =======================================================
                 Portfolio turnover ......................................     16.10%     32.66%      23.62%      61.95%     104.63%
                                                                            =======================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                 Asset coverage per $1,000 ...............................  $  2,899   $  2,880    $  2,854    $  3,100    $  3,014
                                                                            =======================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                 Series A--Investment income--net ........................  $    380   $    524    $    266    $    256    $    346
                                                                            =======================================================
                 Series B--Investment income--net ........................  $    367   $    549    $    268    $    274    $    369
                                                                            =======================================================
                 Series C--Investment income--net ........................  $    390   $    531    $    268    $    261    $    353
                                                                            =======================================================
                 Series D--Investment income--net ........................  $    398   $    509    $    260    $    281    $    504
                                                                            =======================================================
                 Series E--Investment income--net ........................  $    367   $    522    $    244    $    236    $    346
                                                                            =======================================================
                 Series F--Investment income--net ........................  $    376   $    494    $    253    $    247    $    324
                                                                            =======================================================
                 Series G+++--Investment income--net .....................  $    371   $    533    $     60          --          --
                                                                            =======================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Annualized.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
+++   Series G was issued on August 31, 2004.
@     Amount is less than $.01 per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            31

Financial Highlights                                MuniYield Quality Fund, Inc.

                                                                               For the Six            For the Year Ended
                                                                               Months Ended               October 31,
The following per share data and ratios have been derived                       April 30,     -------------------------------------
from information provided in the financial statements.                            2006         2005      2004      2003      2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period .........................  $15.02       $15.54    $15.36    $15.19     $15.27
                                                                                 --------------------------------------------------
                 Investment income--net .......................................     .50+         .99+     1.03+     1.07+      1.06
                 Realized and unrealized gain (loss)--net .....................    (.08)        (.39)      .19       .13       (.13)
                 Dividends and distributions to Preferred Stock shareholders:
                    Investment income--net ....................................    (.13)        (.14)     (.07)     (.07)      (.09)
                    Realized gain--net ........................................      --           --        --        --         --@
                                                                                 --------------------------------------------------
                 Total from investment operations .............................     .29          .46      1.15      1.13        .84
                                                                                 --------------------------------------------------
                 Less dividends and distributions to Common Stock shareholders:
                    Investment income--net ....................................    (.42)        (.96)     (.97)     (.96)      (.91)
                    Realized gain--net ........................................      --           --        --        --       (.01)
                                                                                 --------------------------------------------------
                 Total dividends and distributions to Common Stock shareholders    (.42)        (.96)     (.97)     (.96)      (.92)
                                                                                 --------------------------------------------------
                 Offering and underwriting costs resulting from the issuance of
                  Preferred Stock .............................................      --         (.02)       --        --         --
                                                                                 --------------------------------------------------
                 Adjustment of offering costs resulting from the
                  issuance of Preferred Stock .................................      --@          --        --        --         --
                                                                                 --------------------------------------------------
                 Net asset value, end of period ...............................  $14.89       $15.02    $15.54    $15.36     $15.19
                                                                                 ==================================================
                 Market price per share, end of period ........................  $13.85       $14.27    $14.83    $14.35     $13.74
                                                                                 ==================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...........................    2.04%@@      3.10%     8.26%     8.13%      6.12%
                                                                                 ==================================================
                 Based on market price per share ..............................    (.10%)@@     2.64%    10.58%    11.68%      2.94%
                                                                                 ==================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                 Total expenses, net of reimbursement** .......................    1.04%***      .96%      .94%      .94%       .96%
                                                                                 ==================================================
                 Total expenses** .............................................    1.05%***      .96%      .95%      .95%       .96%
                                                                                 ==================================================
                 Total investment income--net** ...............................    6.63%***     6.46%     6.74%     6.89%      7.03%
                                                                                 ==================================================
                 Amount of dividends to Preferred Stock shareholders ..........    1.67%***      .93%      .45%      .42%       .61%
                                                                                 ==================================================
                 Investment income--net, to Common Stock shareholders .........    4.96%***     5.53%     6.29%     6.47%      6.42%
                                                                                 ==================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                 Dividends to Preferred Stock shareholders ....................    3.07%***     2.12%     1.04%      .99%      1.40%
                                                                                 ==================================================


32              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Financial Highlights (concluded)                    MuniYield Quality Fund, Inc.

                                                                           For the Six             For the Year Ended
                                                                          Months Ended                 October 31,
The following per share data and ratios have been derived                   April 30,  --------------------------------------------
from information provided in the financial statements.                        2006       2005        2004        2003        2002
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets applicable to Common Stock, end of period
                  (in thousands) .........................................  $452,897   $456,886    $472,848    $467,370    $462,156
                                                                            =======================================================
                 Preferred Stock outstanding, end of period (in thousands)  $250,000   $250,000    $200,000    $200,000    $200,000
                                                                            =======================================================
                 Portfolio turnover ......................................     27.34%     35.62%      32.87%      33.92%      46.29%
                                                                            =======================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                 Asset coverage per $1,000 ...............................  $  2,812   $  2,828    $  3,364    $  3,337    $  3,311
                                                                            =======================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                 Series A--Investment income--net ........................  $    383   $    540    $    271    $    273    $    370
                                                                            =======================================================
                 Series B--Investment income--net ........................  $    372   $    520    $    255    $    238    $    337
                                                                            =======================================================
                 Series C--Investment income--net ........................  $    401   $    536    $    261    $    253    $    349
                                                                            =======================================================
                 Series D--Investment income--net ........................  $    375   $    514    $    251    $    228    $    339
                                                                            =======================================================
                 Series E++--Investment income--net ......................  $    373   $     72          --          --          --
                                                                            =======================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Annualized.
+     Based on average shares outstanding.
++    Series E was issued on September 21, 2005.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            33

Financial Highlights                             MuniYield Quality Fund II, Inc.

                                                                               For the Six            For the Year Ended
                                                                               Months Ended               October 31,
The following per share data and ratios have been derived                       April 30,     ------------------------------------
from information provided in the financial statements.                            2006         2005      2004      2003      2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period .........................  $13.36       $13.72    $13.44    $13.27    $13.21
                                                                                 -------------------------------------------------
                 Investment income--net .......................................     .43+         .89+      .94+      .97+      .94
                 Realized and unrealized gain (loss)--net .....................    (.06)        (.25)      .27       .09        --++
                 Dividends to Preferred Stock shareholders from investment
                  income--net .................................................    (.11)        (.14)     (.07)     (.07)     (.10)
                                                                                 -------------------------------------------------
                 Total from investment operations .............................     .26          .50      1.14       .99       .84
                                                                                 -------------------------------------------------
                 Less dividends to Common Stock shareholders from investment
                  income--net .................................................    (.37)        (.85)     (.86)     (.82)     (.78)
                                                                                 -------------------------------------------------
                 Offering and underwriting costs resulting from
                  issuance of Preferred Stock .................................      --         (.01)       --        --        --
                                                                                 -------------------------------------------------
                 Adjustment of offering costs resulting from the
                  issuance of Preferred Stock .................................      --++         --        --        --        --
                                                                                 -------------------------------------------------
                 Net asset value, end of period ...............................  $13.25       $13.36    $13.72    $13.44    $13.27
                                                                                 =================================================
                 Market price per share, end of period ........................  $12.47       $12.86    $12.69    $12.18    $11.75
                                                                                 =================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...........................    2.11%@       3.98%     9.32%     8.28%     7.27%
                                                                                 =================================================
                 Based on market price per share ..............................    (.16%)@      8.21%    11.57%    10.83%     3.95%
                                                                                 =================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                 Total expenses, net of reimbursement** .......................    1.05%***     1.03%     1.01%     1.03%     1.06%
                                                                                 =================================================
                 Total expenses** .............................................    1.06%***     1.03%     1.02%     1.03%     1.06%
                                                                                 =================================================
                 Total investment income--net** ...............................    6.45%***     6.51%     7.00%     7.17%     7.26%
                                                                                 =================================================
                 Amount of dividends to Preferred Stock shareholders ..........    1.67%***     1.03%      .51%      .50%      .78%
                                                                                 =================================================
                 Investment income--net, to Common Stock shareholders .........    4.78%***     5.48%     6.49%     6.67%     6.48%
                                                                                 =================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                 Dividends to Preferred Stock shareholders ....................    3.14%***     2.08%     1.04%     1.00%     1.51%
                                                                                 =================================================


34              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Financial Highlights (concluded)                 MuniYield Quality Fund II, Inc.

                                                                          For the Six              For the Year Ended
                                                                          Months Ended                 October 31,
The following per share data and ratios have been derived                   April 30,  --------------------------------------------
from information provided in the financial statements.                        2006       2005        2004        2003        2002
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets applicable to Common Stock, end of period
                  (in thousands) .........................................  $296,265   $298,722    $306,764    $300,502    $296,847
                                                                            =======================================================
                 Preferred Stock outstanding, end of period (in thousands)  $160,000   $160,000    $150,000    $150,000    $150,000
                                                                            =======================================================
                 Portfolio turnover ......................................     28.37%     37.55%      32.30%      42.06%      42.89%
                                                                            =======================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                 Asset coverage per $1,000 ...............................  $  2,852   $  2,867    $  3,045    $  3,003    $  2,979
                                                                            =======================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                 Series A--Investment income--net ........................  $    387   $    536    $    271    $    276    $    390
                                                                            =======================================================
                 Series B--Investment income--net ........................  $    413   $    514    $    253    $    240    $    388
                                                                            =======================================================
                 Series C--Investment income--net ........................  $    371   $    510    $    252    $    235    $    351
                                                                            =======================================================
                 Series D+++--Investment income--net .....................  $    371   $     71          --          --          --
                                                                            =======================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Annualized.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
+++   Series D was issued on September 21, 2005.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            35

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbol MYD for MuniYield Fund, Inc., MQY for MuniYield Quality Fund, Inc. and MQT for MuniYield Quality Fund II, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed,


36              SEMI-ANNUAL REPORTS                 APRIL 30, 2006
      the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of each Fund's Preferred Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2006, FAM reimbursed each Fund as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
MuniYield Fund, Inc. .......................................             $15,691
MuniYield Quality Fund, Inc. ...............................             $ 4,760
MuniYield Quality Fund II, Inc. ............................             $ 3,113
--------------------------------------------------------------------------------

For the six months ended April 30, 2006, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
MuniYield Fund, Inc. .......................................             $10,595
MuniYield Quality Fund, Inc. ...............................             $ 7,902
MuniYield Quality Fund II, Inc. ............................             $ 5,025
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                                  MuniYield          MuniYield
                               MuniYield           Quality            Quality
                               Fund, Inc.         Fund, Inc.       Fund II, Inc.
--------------------------------------------------------------------------------
Total Purchases .......       $170,256,735       $192,111,191       $128,867,595
Total Sales ...........       $155,960,946       $191,225,197       $129,124,261
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

MuniYield Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and the year ended October 31, 2005, increased by 186,342 and 93,211, respectively, as a result of dividend reinvestment.

MuniYield Quality Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and the year ended October 31, 2005 remained constant.

MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and the year ended October 31, 2005 remained constant.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            37

Notes to Financial Statements (concluded)

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                                    MuniYield       MuniYield
                                    MuniYield        Quality         Quality
                                    Fund, Inc.      Fund, Inc.     Fund II, Inc.
--------------------------------------------------------------------------------
Series A .....................        3.40%            3.52%            3.35%
Series B .....................        3.36%            3.75%            3.39%
Series C .....................       3.275%            3.60%           3.775%
Series D .....................        3.65%            3.60%            3.70%
Series E .....................        3.65%            3.60%              --
Series F .....................        3,65%              --               --
Series G .....................        3.64%              --               --
--------------------------------------------------------------------------------

MuniYield Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and the year ended October 31, 2005 remained constant.

MuniYield Quality Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant and during the year ended October 31, 2005 increased by 2,000 shares from the issuance of an additional series of Preferred Stock.

MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant and during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2006, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
MuniYield Fund, Inc. ......................................             $184,769
MuniYield Quality Fund, Inc. ..............................             $168,821
MuniYield Quality Fund II, Inc. ...........................             $ 96,323
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

MuniYield Fund, Inc.

At October 31, 2005, the Fund had a net capital loss carryforward of $43,211,705, of which $3,242,729 expires in 2006, $7,973,446 expires in 2007,
$25,806,020 expires in 2008, $6,000,235 expires in 2009 and $189,275 expires in
2010. These amounts will be available to offset like amounts of any future taxable gains.

MuniYield Quality Fund, Inc.

At October 31, 2005, the Fund had a net capital loss carryforward of $2,453,619, of which $114,477 expires in 2010 and $2,339,142 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

MuniYield Quality Fund II, Inc.

At October 31, 2005, the Fund had a net capital loss carryforward of $35,441,922, of which $2,730,523 expires in 2007, $26,079,903 expires in 2008,
$1,096,837 expires in 2010 and $5,534,659 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

Each Fund paid a tax-exempt income dividend to holders of Common Stock on May 30, 2006 to shareholders of record on May 15, 2006. The amount of the tax-exempt income dividend was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                         Amount
--------------------------------------------------------------------------------
MuniYield Fund, Inc. ......................................             $.080000
MuniYield Quality Fund, Inc. ..............................             $.066000
MuniYield Quality Fund II, Inc. ...........................             $.059000
--------------------------------------------------------------------------------


38              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Michael A. Kalinoski, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. The Funds' Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------

MuniYield Fund, Inc. and
MuniYield Quality Fund II, Inc.:

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

MuniYield Quality Fund, Inc.:

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Investment Objectives

NYSE Symbol     MuniYield Fund, Inc. seeks to provide shareholders with as high
MYD             a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol     MuniYield Quality Fund, Inc. seeks to provide shareholders with
MQY             as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol     MuniYield Quality Fund II, Inc. seeks to provide shareholders
MQT             with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund invests primarily in insured municipal bonds.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            39

Proxy Results                                               MuniYield Fund, Inc.

During the six-month period ended April 30, 2006, MuniYield Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                            For             From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:          Robert C. Doll, Jr.           42,882,365           877,186
                                           Kenneth A. Froot              42,912,916           846,635
                                           Joe Grills                    42,842,249           917,302
                                           Roberta Cooper Ramo           42,908,788           850,763
                                           Robert S. Salomon, Jr.        42,911,254           848,297
---------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2006, MuniYield Fund, Inc.'s Preferred Stock shareholders (Series A - G) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                            For             From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.             13,160               73
                                           James H. Bodurtha               13,160               73
                                           Kenneth A. Froot                13,160               73
                                           Joe Grills                      13,156               77
                                           Herbert I. London               13,160               73
                                           Roberta Cooper Ramo             13,160               73
                                           Robert S. Salomon, Jr.          13,148               85
---------------------------------------------------------------------------------------------------------


40              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Proxy Results (continued)                           MuniYield Quality Fund, Inc.

During the six-month period ended April 30, 2006, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                            For             From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:          Robert C. Doll, Jr.           28,353,448           511,748
                                           James H. Bodurtha             28,354,859           510,337
                                           Kenneth A. Froot              28,346,128           519,068
                                           Joe Grills                    28,345,286           519,910
                                           Roberta Cooper Ramo           28,349,552           515,644
---------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2006, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                            For             From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   James H. Bodurtha, Kenneth A. Froot, Joe Grills,
   Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.        9,108               12
---------------------------------------------------------------------------------------------------------


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            41

Proxy Results (concluded)                        MuniYield Quality Fund II, Inc.

During the six-month period ended April 30, 2006, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                            For             From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:          Robert C. Doll, Jr.           21,062,253           565,847
                                           James H. Bodurtha             21,061,304           566,796
                                           Kenneth A. Froot              21,052,448           575,652
                                           Joe Grills                    21,063,501           564,599
                                           Roberta Cooper Ramo           21,059,752           568,348
---------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2006, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                            For             From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   James H. Bodurtha, Kenneth A. Froot, Joe Grills,
   Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.        6,137               67
---------------------------------------------------------------------------------------------------------

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to its share holders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


42              SEMI-ANNUAL REPORTS                 APRIL 30, 2006

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                SEMI-ANNUAL REPORTS                 APRIL 30, 2006            43

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #MYQII -- 4/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield Fund, Inc.

Date: June 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield Fund, Inc.

Date: June 22, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield Fund, Inc.

Date: June 22, 2006